As filed with the Securities and Exchange Commission on April 26, 2000
================================================================================



                                File No. 333-70065


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                        REGISTRATION STATEMENT UNDER THE
                       [X]   SECURITIES ACT OF 1933

                       [ ] Pre-Effective Amendment No.


                       [X] Post-Effective Amendment No. 1



                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                       [X] INVESTMENT COMPANY ACT OF 1940


                       [X]     Amendment No. 2


                        (Check appropriate box or boxes)

               AUL AMERICAN INDIVIDUAL VARIABLE ANNUITY UNIT TRUST
                           (Exact Name of Registrant)

                    AMERICAN UNITED LIFE INSURANCE COMPANY(R)
                               (Name of Depositor)

                One American Square, Indianapolis, Indiana 46282
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                  Depositor's Telephone Number: (317) 285-1877

       Richard A. Wacker, One American Square, Indianapolis, Indiana 46282
                     (Name and Address of Agent for Service)

Title of Securities Being Registered: Interests in individual variable annuity contracts



It is proposed that this filing will become effective (Check appropriate Space)

_____    immediately upon filing pursuant to paragraph (b) of Rule 485



         on   May 1,2000   pursuant to paragraph (b) of Rule 485
_____       --------------


_____    60 days after filing pursuant to paragraph (a)(i) of Rule 485

_____    on (date) pursuant to paragraph (a)(1) of Rule 485

_____    75 days after filing pursuant to paragraph (a)(ii)

_____    on (date) pursuant to paragraph (a) (ii) of Rule 485

_____ this post-effective amendment designates a new effective date for a previously filed amendment.





                                                 CROSS REFERENCE SHEET
                                                 Pursuant to Rule 495

               Showing Location in Part A (Prospectus) and Part B (Statement of Additional Information)
                             of Registration Statement of Information Required by Form N-4

PART A - PROSPECTUS

Item of Form N-4                          Prospectus Caption
----------------                          ------------------

 1. Cover Page ...........................  Cover Page
 2. Definitions ..........................  Definitions
 3. Synopsis .............................  Summary; Expense Table
 4. Condensed Financial Information ......  Not Applicable
 5. General Description of Registrant,
    Depositor, and Portfolio Companies....  Information About AUL, The Variable
                                            Account, and the Funds; Voting of
                                            Shares of the Funds
 6. Deductions and Expenses ..............  Charges and Deductions
 7. General Description of Variable
    Annuity Contracts ....................  The Contracts; Premiums and Account
                                            Values During the Accumulation
                                            Period; Distributions; Summary
 8. Annuity Period .......................  Distributions
 9. Death Benefit ........................  Distributions
10. Purchases and Contract Values ........  Premiums and Account Values During
                                            the Accumulation Period
11. Redemptions ..........................  Distributions
12. Taxes ................................  Federal Tax Matters
13. Legal Proceedings ....................  Other Information
14. Table of Contents for the Statement
    of Additional Information ............  Statement of Additional Information
                                            Table of Contents


PART B - STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information         Statement of Additional Information
Item of Form N-4                            Caption
-----------------------------------         ------------------------------------
15. Cover Page ...........................  Cover Page
16. Table of Contents ....................  Table of Contents
17. General Information and History ......  General Information and History
18. Services .............................  Custody of Assets; Independent
                                            Accountants
19. Purchase of Securities Being Offered .  Distribution of Contracts;
                                            (Prospectus) Charges and Deductions
20. Underwriters .........................  Distribution of Contracts
21. Calculation of Performance Data ......  Performance Information
22. Annuity Payments .....................  (Prospectus) Distributions
23. Financial Statements .................  Financial Statements

PART C - OTHER INFORMATION

Item of Form N-4                            Part C Caption
----------------                            --------------
24. Financial Statements and Exhibits ....  (Statement of Additional
                                            Information) Financial Statements
                                            and Exhibits
25. Directors and Officers of the
    Depositor.............................  Directors and Officers of AUL
26. Persons Controlled By or Under
    Common Control with the Depositor or
    Registrant............................  Persons Controlled By or Under
                                            Common Control of Depositor or
                                            Registrant
27. Number of Contractowners .............  Number of Contractholders
28. Indemnification ......................  Indemnification
29. Principal Underwriters ...............  Principal Underwriters
30. Location of Accounts and Records .....  Location of Accounts and Records
31. Management Services ..................  Management Services
32. Undertakings..........................  Undertakings
    Signatures .........................    Signatures

                                   Prospectus
              Individual Flexible Premium Deferred Variable Annuity
                         (No Withdrawal Charge Contract)
                      INDIVIDUAL VARIABLE ANNUITY CONTRACTS
   Offered By: American United Life Insurance Company(R); One American Square
                   Indianapolis, Indiana 46282; (317) 285-1877
                        Variable Products Service Office:
        P.O. Box 7127, Indianapolis, Indiana 46209-7127; (800) 863-9354



     This Prospectus describes individual variable annuity contracts (the "Contracts") offered by American United Life Insurance Company(R) ("AUL" or the "Company"). AUL designed the Contracts for use in connection with retirement plans and deferred compensation plans for individuals. Contract Owners may use the Contracts in connection with retirement plans that meet the requirements of Sections 401(a), 403(b), 408, 408A or 457 of the Internal Revenue Code.

     This Prospectus describes a flexible premium contract: Contracts for which premiums may vary in amount and frequency, subject to certain limitations. The Contract provides for the accumulation of values on either a variable basis, a fixed basis, or both. The Contract also provides several options for fixed and variable annuity payments to begin on a future date.

     A Contract Owner may allocate premiums designated to accumulate on a variable basis to one or more of the Investment Accounts of a separate account of AUL. The separate account is named the AUL American Individual Variable Annuity Unit Trust (the "Variable Account"). Each Investment Account invests exclusively in shares of one of the following Mutual Fund Portfolios:


AUL American Series Fund, Inc.                 Fidelity Variable Insurance Products Fund II
  Equity                                         Fidelity Asset Manager
  Bond                                           Fidelity Contrafund
  Managed                                        Fidelity Index 500
  Money Market                                 Janus Aspen Series
Alger American Fund, Inc.                        Janus Flexible Income
  Alger American Growth                          Janus Worldwide Growth
  Alger American Small Capitalization          PBHG Insurance Series Fund, Inc.
American Century Variable Portfolios, Inc.       PBHG Growth II
  American Century VP Income & Growth            PBHG Technology & Communications
  American Century VP International            SAFECO Resource Series Trust
Calvert Variable Series                          SAFECO RST Equity
  Calvert Social Mid Cap Growth                  SAFECO RST Growth Opportunities
Fidelity Variable Insurance Products Fund      T. Rowe Price Equity Series, Inc.
  Fidelity Equity-Income                         T. Rowe Price Equity Income
  Fidelity Growth                                T. Rowe Price Mid-Cap Growth
  Fidelity High Income                         T. Rowe Price Fixed Income Series, Inc.
  Fidelity Overseas                              T. Rowe Price Limited-Term Bond



     Premiums allocated to an Investment Account of the Variable Account will increase or decrease in dollar value depending on the investment performance of the corresponding mutual fund portfolio in which the Investment Account invests. These amounts are not guaranteed. In the alternative, a Contract Owner may allocate premiums to AUL's Fixed Account. Such allocations will earn interest at rates that are paid by AUL as described in "The Fixed Account."


     This Prospectus concisely sets forth information about the Contracts and the Variable Account that a prospective investor should know before investing. Certain additional information is contained in a "Statement of Additional Information," dated May 1, 2000, which has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information is incorporated by reference into this Prospectus. A prospective investor may obtain a copy of the Statement of Additional Information without charge by calling or writing to AUL at the telephone number or address indicated above. A postage pre-paid envelope is included for this purpose. The table of contents of the Statement of Additional Information is located at the end of this Prospectus.


     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the prospectus. Any represention to the contrary is a criminal offense.

     This prospectus should be accompanied by the current prospectuses for the fund or funds being considered. Each of these prospectuses should be read carefully and retained for future reference.


                   The date of this Prospectus is May 1, 2000.

                                TABLE OF CONTENTS
Description                                                Page
-----------                                                ----

DEFINITIONS.............................................    4-5


SUMMARY.................................................    6-8
  Purpose of the Contracts..............................      6
  The Variable Account and the Funds....................      6
  Summary of the Fixed Account..........................      7
   Market Value Adjusted Fixed Account..................      7
   Non-Market Value Adjusted Fixed Account..............      7
  Premiums..............................................      7
  Right to Examine......................................      7
  Transfers.............................................      7
  Charges...............................................      7
  Distributions.........................................      7
   Withdrawals..........................................      7
   Loan Privileges......................................      7
   The Death Benefit....................................      8
  Ongoing Dollar Cost Averaging Program.................      8
  Portfolio Rebalancing Program.........................      8
  Contacting AUL........................................      8


EXPENSE TABLE...........................................   8-11


CONDENSED FINANCIAL INFORMATION.........................     12


PERFORMANCE OF THE INVESTMENT
ACCOUNTS................................................     13


INFORMATION ABOUT AUL, THE VARIABLE
ACCOUNT, AND THE FUNDS..................................  14-18
  American United Life Insurance Company(R).............     14
  Variable Account......................................     14
  The Funds.............................................     14
  AUL American Series Fund, Inc.........................     15
   AUL American Equity Portfolio........................     15
   AUL American Bond Portfolio..........................     15
   AUL American Managed Portfolio.......................     15
   AUL American Money Market Portfolio..................     15
  Alger American Fund...................................     15
   Alger American Growth Portfolio......................     15
   Alger American Small Capitalization Portfolio........     15
  American Century Variable Portfolios, Inc.............     15
   American Century VP Income & Growth Portfolio........     15
   American Century VP International Portfolio..........     16
  Calvert Variable Series...............................     16
   Calvert Social Mid Cap Growth Portfolio..............     16
  Fidelity Variable Insurance Products Fund.............     16
   VIP Equity-Income Portfolio..........................     16
   VIP Growth Portfolio.................................     16
   VIP High Income Portfolio............................     16
   VIP Overseas Portfolio...............................     16
  Fidelity Variable Insurance Products Fund II..........     16
   VIP II Asset Manager Portfolio.......................     16
   VIP II Contrafund Portfolio..........................     16
   VIP II Index 500 Portfolio...........................     17
  Janus Aspen Series....................................     17
   Flexible Income Portfolio............................     17
   Worldwide Growth Portfolio...........................     17
  PBHG Insurance Series Fund, Inc.......................     17
   PBHG Growth II Portfolio.............................     17
   PBHG Technology & Communications Portfolio...........     17
  SAFECO Resource Series Trust..........................     17
   RST Equity Portfolio.................................     17
   RST Growth Opportunities Portfolio...................     17
  T. Rowe Price Equity Series, Inc......................     17
   T. Rowe Price Equity Income Portfolio................     17
   T. Rowe Price Mid-Cap Growth Portfolio...............     18
  T. Rowe Price Fixed Income Series, Inc................     18
   T. Rowe Price Limit-Term Bond Portfolio..............     18


THE CONTRACTS...........................................     18
  General...............................................     18


PREMIUMS AND ACCOUNT VALUES
DURING THE ACCUMULATION PERIOD..........................  18-21
  Application for a Contract............................     18
  Premiums under the Contracts..........................     18
  Right to Examine Period...............................     19
  Allocation of Premiums................................     19
  Transfers of Account Value............................     19
  Dollar Cost Averaging Program.........................     19
   Ongoing Dollar Cost Averaging Program................     20
  Portfolio Rebalancing Program.........................     20
  Contract Owner's Variable Account Value...............     20
   Accumulation Units...................................     20
   Accumulation Unit Value..............................     20
   Net Investment Factor................................     21

CHARGES AND DEDUCTIONS..................................  21-22
  Premium Tax Charge....................................     21
  Withdrawal Charge.....................................     21
  Mortality and Expense Risk Charge.....................     21
  Annual Contract Fee...................................     21
  Rider Charges.........................................     21
  Other Charges.........................................     21
  Variations in Charges.................................     21
  Guarantee of Certain Charges..........................     21
  Expenses of the Funds.................................     22

Description                                                Page
-----------                                                ----
DISTRIBUTIONS...........................................  22-25
  Cash Withdrawals......................................     22
  Loan Privileges.......................................     22
  Death Proceeds Payment Provisions.....................     23
   Standard Contractual Death Benefit...................     23
   Enhanced One Year Step Up Death Benefit Rider........     23
   Death of the Owner...................................     23
   Death of the Annuitant...............................     24
  Payments from the Variable Account....................     24
  Annuity Period........................................     24
   General..............................................     24
   Fixed Payment Annuity................................     24
   Variable Payment Annuity.............................     24
   Payment Options......................................     25
   Selection of an Option...............................     25


THE FIXED ACCOUNT.......................................  25-27
  Summary of the Fixed Accounts.........................     25
   Non-Market Value Adjusted Fixed Account..............     25
   Market Value Adjusted Fixed Account..................     26
  Withdrawals...........................................     26
  Transfers.............................................     26
  Contract Charges......................................     26
  Payments from the Fixed Account(s)....................     26

MORE ABOUT THE CONTRACTS................................     27
  Designation and Change of Beneficiary.................     27
  Assignability.........................................     27
  Proof of Age and Survival.............................     27
  Misstatements.........................................     27
  Acceptance of New Premiums............................     27
  Optional Benefits.....................................     27
   Guaranteed Minimum Annuitization Benefit.............     27
   Long Term Care Facility and Terminal Illness Rider...     27

FEDERAL TAX MATTERS.....................................  28-31
  Introduction..........................................     28
  Diversification Standards.............................     28
  Taxation of Annuities in General-
   Non-Qualified Plans..................................     28
  Additional Considerations.............................     29
  Qualified Plans.......................................     29
  Qualified Plan Federal Taxation Summary...............     30
  403(b) Programs-Constraints on Withdrawals............     31


OTHER INFORMATION.......................................  31-33
  Voting of Shares of the Funds.........................     31
  Substitution of Investments...........................     32
  Changes to Comply with Law and Amendments.............     32
  Reservation of Rights.................................     32
  Periodic Reports......................................     32
  Legal Proceedings.....................................     32
  Legal Matters.........................................     32
  Financial Statements..................................     33



PERFORMANCE INFORMATION ................................     33

STATEMENT OF ADDITIONAL
INFORMATION TABLE OF CONTENTS...........................     34

                                   DEFINITIONS

Various terms commonly used in this Prospectus are defined as follows:

403(b) PLAN - An arrangement by a public school organization or an organization that is described in Section 501(c)(3) of the Internal Revenue Code, including certain charitable, educational and scientific organizations, under which employees are permitted to take advantage of the Federal income tax deferral benefits provided for in Section 403(b) of the Internal Revenue Code.

408 or 408A PLAN - A plan of individual retirement accounts or annuities, including a simplified employee pension plan, SIMPLE IRA or Roth IRA plan established by an employer, that meets the requirements of Section 408 or 408A of the Internal Revenue Code.

457 PLAN - A plan established by a unit of a state or local government or a tax-exempt organization under Section 457 of the Internal Revenue Code.

ACCOUNT VALUE - The total of a Contract Owner's interest in the Variable Account, the Fixed Account(s) and the Loan Account. Initially, it is equal to the initial premium less any applicable premium tax and thereafter will reflect the net result of premiums, investment experience, charges deducted, and any partial withdrawals taken.

ACCUMULATION PERIOD - The period starting on the Contract Date and ending when the Contract is terminated, either through surrender, withdrawal(s), annuitization, payment of charges, payment of the death benefit, or a combination thereof.

ACCUMULATION UNIT - A unit of measure used to record amounts of increases to, decreases from, and accumulations in the Investment Accounts of the Variable Account during the Accumulation Period.

ANNUITANT - The person or persons on whose life annuity payments depend.

ANNUITY - A series of payments made by AUL to an Annuitant or Beneficiary during the period specified in the Annuity Option.

ANNUITY DATE - The first day of any month in which an annuity begins under a Contract, which shall not be later than the required beginning date under applicable federal requirements.

ANNUITY OPTIONS - Options under a Contract that prescribe the provisions under which a series of annuity payments are made to an Annuitant, contingent Annuitant, or Beneficiary.

ANNUITY PERIOD - The period during which annuity payments are made.

ASSUMED INTEREST RATE (AIR) - The investment rate built into the Variable Payment Annuity table used to determine the first annuity payment.

AUL - American United Life Insurance Company(R).

BENEFICIARY - The person having the right to receive the death proceeds, if any, payable upon the death of the Contract Owner during the Accumulation Period, and the person having the right to benefits, if any, payable upon the death of an Annuitant during the Annuity Period under any Annuity Option other than a survivorship option (i.e., Option 3-under which the contingent Annuitant has the right to benefits payable upon the death of an Annuitant).

BUSINESS DAY - A day on which AUL's Home Office is customarily open for business. Traditionally, in addition to federal holidays, AUL is not open for business on the day after Thanksgiving and either the day before or after Christmas or Independence Day.

CASH VALUE - The Cash Value is the Account Value plus or minus any applicable Market Value Adjustment.

CONTRACT ANNIVERSARY - The yearly anniversary of the Contract Date.

CONTRACT DATE - The date shown as the Contract Date in a Contract. It will not be later than the date the initial premium is accepted under a Contract, and it is the date used to determine Contract Months, Contract Years, and Contract Anniversaries.

CONTRACT OWNER OR OWNER - The person entitled to the ownership rights under the Contract and in whose name the Contract is issued. A trustee or custodian may be designated to exercise an Owner's rights and responsibilities under a Contract in connection with a retirement plan that meets the requirements of Section 401 or 408 of the Internal Revenue Code. An administrator, custodian, or other person performing similar functions may be designated to exercise an Owner's responsibilities under a Contract in connection with a 403(b) or 457 Program. The term "Owner," as used in this Prospectus, shall include, where appropriate, such a trustee, custodian, or administrator.

CONTRACT YEAR - A period beginning with one Contract Anniversary, or, in the case of the first Contract Year, beginning on the Contract Date, and ending the day before the next Contract Anniversary.

DEATH PROCEEDS - The amount payable to the Beneficiary by reason of the death of the Annuitant or Owner during the Accumulation Period in accordance with the terms of the Contract.

EMPLOYEE BENEFIT PLAN - A pension or profit sharing plan established by an Employer for the benefit of its employees and which is qualified under Section 401 of the Internal Revenue Code.

FIXED ACCOUNT - An account that is part of our General Account, and is not part of or dependent on the investment performance of the Variable Account.

FIXED ACCOUNT VALUE - The total value under a Contract allocated to any of the Fixed Account(s).


FUNDS - AUL American Series Fund, Inc., which offers the Equity, Bond, Money Market, Managed, and Tactical Asset Allocation Portfolios; Alger American Fund, which offers the Alger American Growth and Alger American Small Capitalization Portfolios; American Century Variable Portfolios, Inc. which offers the VP Income & Growth and VP International Portfolios; Calvert Variable Series, which offers the Calvert Social Mid Cap Growth Portfolio; Fidelity Variable Insurance Products Fund ("VIP"), which offers the Equity-Income, Growth, High Income and Overseas Portfolios; Fidelity Variable Insurance Products Fund II ("VIP II"), which offers the Asset Manager, Contrafund, and Index 500 Portfolios; Janus Aspen Series which offers the Flexible Income and Worldwide Growth Portfolios; PBHG Insurance Series Fund, Inc., which offers the Growth II and the Technology & Communications Portfolios; SAFECO Resource Series Trust which offers the RST Equity and RST Growth Opportunities Portfolios; T. Rowe Price Equity Series, Inc., which offers the T. Rowe Price Equity Income and T. Rowe Price Mid-Cap Growth Portfolios; and T. Rowe Price Fixed Income Series, Inc., which offers the
T. Rowe Price Limited-Term Bond Portfolio. Each of the Funds is a diversified, open-end management investment company commonly referred to as a mutual fund, or a portfolio thereof.


GENERAL ACCOUNT - All assets of AUL other than those allocated to the Variable Account or to any other separate account of AUL.

GUARANTEED PERIOD - The period of time in years that the interest rate on an MVA Fixed Account is guaranteed. Guaranteed Periods may be 1, 3, 5, 7, or 10 years in length or other duration offered from time to time by AUL.

HOME OFFICE - The Variable Products Service Office at AUL's principal business office, One American Square, Indianapolis, Indiana 46282.

HR-10 PLAN - An Employee Benefit Plan established by a self-employed person in accordance with Section 401 of the Internal Revenue Code. Investment Account - A sub-account of the Variable Account that invests in shares of one of the Funds.

INVESTMENT ACCOUNTS - One or more of the subdivisions of the Separate Account. Each Investment Account is invested in a corresponding Portfolio of a particular mutual fund.

LOAN ACCOUNT - A portion of the Account Value which is collateral for loan amounts.

MARKET VALUE ADJUSTMENT - An upward or downward adjustment in the value of an MVA Fixed Account if withdrawals or transfers are made prior to the expiration of the Guaranteed Period.

MVA FIXED ACCOUNT - A subaccount of the Fixed Account, having a particular Guaranteed Period, and subject to a Market Value Adjustment.

NET CASH VALUE - Cash Value less outstanding loan and loan interest.

NET PURCHASE PAYMENTS - The premiums paid less any applicable premium tax.

PREMIUMS - The amounts paid to AUL as consideration for the Contract. In those states that require the payment of premium tax upon receipt of a premium by AUL, the term "premium" shall refer to the amount received by AUL net of the amount deducted for premium tax.

PROPER NOTICE - Notice that is received at our Home Office in a form that is acceptable to Us.

SEPARATE  ACCOUNT - AUL American  Individual  Variable  Annuity Unit Trust.  The
Separate Account is segregated into several Investment Accounts each of which invests in a corresponding mutual fund portfolio.

VALUATION DATE - Valuation Dates are the dates on which the Investment Accounts are valued. A Valuation Date is any date on which the New York Stock Exchange is open for trading and we are open for business. Traditionally, in addition to federal holidays, AUL is not open for business on the day after Thanksgiving and either the day before or after Christmas or Independence Day.

VALUATION PERIOD - The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date. Generally, the Valuation Date is "closed" at or about 4:00 P.M. eastern standard time, on each day the NYSE is open for trading. The Valuation Date may close earlier than 4:00 P.M. EST if the NYSE closes earlier than 4:00 P.M. and it is possible to determine the net asset value at that time.

VARIABLE ACCOUNT - The Separate Account.

VARIABLE ACCOUNT VALUE - The Account Value of this Contract which is invested in one or more Investment Accounts.

                                     SUMMARY

     This summary is intended to provide a brief overview of the more significant aspects of the Contract. Later sections of this Prospectus, the Statement of Additional Information, and the Contract provide further detail. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Variable Account. The pertinent Contract and "The Fixed Account" section of this Prospectus briefly describe the Fixed Account.

PURPOSE OF THE CONTRACTS


     AUL offers the individual variable annuity contracts ("Contracts") described in this Prospectus for use in connection with taxable contribution retirement plans and deferred compensation plans for individuals (collectively "non-Qualified Plans"). AUL also offers the Contracts for use by individuals in connection with retirement plans that meet the requirements of Sections 401, 403(b), 457, 408 or 408A of the Internal Revenue Code, using pre-tax conributions (collectively "Qualified Plans"). While a Contract Owner may benefit from tax deferral under a Qualified Plan without the use of a variable annuity contract, variable annuities may provide additional investment and insurance or annuity-related benefits to individual Contract Owners. A variable annuity contract presents a dynamic concept in retirement planning designed to give Contract Owners flexibility in attaining investment goals. A Contract provides for the accumulation of values on a variable basis, a fixed basis, or both, and provides several options for fixed and variable annuity payments. During the Accumulation Period, a Contract Owner can allocate premiums to the various Investment Accounts of the Variable Account or to the Fixed Account. See "The Contracts."


     Investors should carefully consider the tax benefits and disadvantages of a Contract, and should consult a tax advisor. The tax benefits can be important for investors seeking retirement income. The Contract may be disadvantageous for those who do not plan to use the Contract as a source of retirement income. The tax treatment may not be important for investors using the Contract in connection with certain Qualified Plans. Investors should also consider the investment and annuity benefits offered by the Contracts.

THE VARIABLE ACCOUNT AND THE FUNDS

     AUL will allocate premiums designated to accumulate on a variable basis to the Variable Account. See "Variable Account." The Variable Account is currently divided into subaccounts referred to as Investment Accounts. Each Investment Account invests exclusively in shares of one of the portfolios of the following mutual funds:

Investment Account and                   Mutual Fund                                    Investment Adviser
 Corresponding Mutual Fund Portfolio


AUL American Equity                      AUL American Series Fund, Inc.                 American United Life Insurance Company(R)
AUL American Bond                        AUL American Series Fund, Inc.                 American United Life Insurance Company(R)
AUL American Managed                     AUL American Series Fund, Inc.                 American United Life Insurance Company(R)
AUL American Money Market                AUL American Series Fund, Inc.                 American United Life Insurance Company(R)
Alger American Growth                    Alger American Fund                            Fred Alger Management, Inc.
Alger American Small Capitalization      Alger American Fund                            Fred Alger Management, Inc.
American Century VP Income & Growth      American Century Variable Portfolios, Inc.     American Century Investment Management, Inc.
American Century VP International        American Century Variable Portfolios, Inc.     American Century Investment Management, Inc.
Fidelity Asset Manager                   Fidelity Variable Insurance Products Fund II   Fidelity Management & Research Company
Fidelity Contrafund                      Fidelity Variable Insurance Products Fund II   Fidelity Management & Research Company
Fidelity Equity-Income                   Fidelity Variable Insurance Products Fund      Fidelity Management & Research Company
Fidelity Growth                          Fidelity Variable Insurance Products Fund      Fidelity Management & Research Company
Fidelity High Income                     Fidelity Variable Insurance Products Fund      Fidelity Management & Research Company
Fidelity Index 500                       Fidelity Variable Insurance Products Fund II   Fidelity Management & Research Company
Fidelity Overseas                        Fidelity Variable Insurance Products Fund      Fidelity Management & Research Company
Janus Aspen Series Flexible Income       Janus Aspen Series                             Janus Capital Corporation
Janus Aspen Series Worldwide Growth      Janus Aspen Series                             Janus Capital Corporation
PBHG Growth II                           PBHG Insurance Series Fund, Inc.               Pilgrim Baxter & Associates, Ltd.
PBHG Technology & Communications         PBHG Insurance Series Fund, Inc.               Pilgrim Baxter & Associates, Ltd.
SAFECO RST Equity                        SAFECO Resource Series Trust                   SAFECO Asset Management Company
SAFECO RST Growth Opportunities          SAFECO Resource Series Trust                   SAFECO Asset Management Company
T. Rowe Price Equity Income              T. Rowe Price Equity Series, Inc.              T. Rowe Price Associates, Inc.
T. Rowe Price Limited-Term Bond          T. Rowe Price Fixed Income Series, Inc.        T. Rowe Price Associates, Inc.
T. Rowe Price Mid-Cap Growth             T. Rowe Price Equity Series, Inc.              T. Rowe Price Associates, Inc.


     Each of the Funds has a different investment objective. A Contract Owner may allocate premiums to one or more of the Investment Accounts available under a Contract. Premiums allocated to a particular Investment Account will increase or decrease in dollar value depending upon the investment performance of the corresponding mutual fund portfolio in which the Investment Account invests. These amounts are not guaranteed. The Contract Owner bears the investment risk for amounts allocated to an Investment Account of the Variable Account.

                            SUMMARY OF THE FIXED ACCOUNTS

     A Contract Owner may allocate premiums to one of several fixed accounts which are part of AUL's general account. The Contracts will offer either Market Value Adjusted (MVA) fixed accounts or a Non-MVA fixed account. The MVA and Non-MVA Fixed Account(s) may not be available in all states. The Contracts will also offer an Enhanced Averaging Fixed Account in all states as a part of the dollar cost averaging program.

Market Value Adjusted Fixed Account

     Market Value Adjusted Fixed Accounts provide a guaranteed rate of interest over five different maturity durations: one (1), three (3), five (5), seven (7) or ten (10) years. AUL will credit the Fixed Account the declared interest rate for the duration selected unless a distribution from the Market Value Adjusted Fixed Account occurs for any reason. If such a distribution occurs, AUL will subject the proceeds to a market value adjustment, resulting in either an increase or decrease in the value of the distributed proceeds, depending on interest rate fluctuations. No market value adjustment will be applied to a Market Value Adjusted Fixed Account if the allocations are held until maturity. In that case, the Market Value Adjusted Fixed Account will be credited the declared rate for the duration selected. A Contract Owner must allocate a minimum amount of $1,000 to a Market Value Adjusted Fixed Account. MARKET VALUE ADJUSTED FIXED ACCOUNTS ARE NOT AVAILABLE IN ALL STATES.

Non-Market Value Adjusted Fixed Accounts


     A Contract Owner may allocate premiums to the Non-Market Value Adjusted (Non-MVA) Fixed Account only where MVA Fixed Accounts are not available. The Non-MVA Fixed Account is part of AUL's General Account. Amounts allocated to the Non-MVA Fixed Account earn interest at rates periodically determined by AUL. Generally, any current rate that exceeds the guaranteed rate will be effective for the Contract for a period of at least one year. These rates are guaranteed to be at least an effective annual rate of 3%. THE NON-MARKET VALUE FIXED ACCOUNT MAY NOT BE AVAILABLE IN ALL STATES.





PREMIUMS


     The Contract Owner may vary premiums in amount and frequency. However, the minimum monthly APP (Automatic Premium Payment) premium payment is $50. Otherwise, the minimum premium is $1,000.


Right to Examine


     The Contract Owner has the right to return the Contract for any reason within ten calendar days of receipt (or a longer period if required by state law). If the Contract Owner exercises this right, AUL will treat the Contract as void from its inception. AUL will refund to the Contract Owner the Account Value plus any amounts deducted for premium taxes and other expenses. The Contract Owner bears all of the investment risk prior to the Company's receipt of request for cancellation. AUL will refund the premium paid in those states where required by law and for all individual retirement annuities.


TRANSFERS

     A Contract Owner may transfer his or her Variable Account Value among the available Investment Accounts or to any of the available Fixed Accounts at any time during the Accumulation Period. The Contract Owner may transfer part of his or her Fixed Account Value to one or more of the available Investment Accounts during the Accumulation Period, subject to certain restrictions. The minimum transfer amount from any one Investment Account or from the Fixed Account is $500. If the Contract Value in an Investment Account or the Fixed Account prior to a transfer is less than $500, then the minimum transfer amount is the Contract Owner's remaining Account Value in that account. If, after any transfer, the remaining Account Value in an Investment Account or in the Fixed Account would be less than $500, then AUL will treat that request as a request for a transfer of the entire Contract Value.

     Amounts transferred from the Non-MVA Fixed Account to an Investment Account cannot exceed 20% of the Owner's Non-MVA Fixed Account Value as of the beginning of that Contract Year. See "Transfers of Account Value."

CHARGES

     AUL will deduct certain charges in connection with the operation of the Contracts and the Variable Account. These charges include a mortality and expense risk charge, a premium tax charge, and an annual contract fee. In addition, the Funds pay investment advisory fees and other expenses. For further information on these charges and expenses, see "Charges and Deductions."


DISTRIBUTIONS

Withdrawals

     The Contract Owner may surrender or take a partial withdrawal from the Account Value at any time before the Annuity Date. Withdrawals and surrender are subject to the limitations under any applicable Qualified Plan and applicable law. The minimum withdrawal amount is $200.


     Certain retirement programs, such as 403(b) Programs, are subject to constraints on withdrawals and full surrenders. See "403(b) Programs-Constraints on Withdrawals." See "Cash Withdrawals" for more information, including the possible charges and tax consequences of full and partial withdrawals.

Loan Privileges

     Prior to the annuity date, the owner of a contract qualified under Section 403(b) may take a loan from the Account Value subject to the terms of the Contract. The Plan and the Internal Revenue Code may impose restrictions on loans.

The Death Benefit

     If a Contract Owner dies during the Accumulation Period, AUL will pay a death benefit to the Beneficiary. The amount of the death benefit is equal to the Death Proceeds. A death benefit will not be payable if the Contract Owner dies on or after the Annuity Date, except as may be provided under the Annuity Option elected. See "The Death Proceeds" and "Annuity Options."




ONGOING DOLLAR COST AVERAGING PROGRAM

     At any time, the Contract Owner may purchase units of an Investment Account over a period of time through the Ongoing Dollar Cost Averaging (Ongoing DCA) Program. Under the Ongoing DCA Program, the Contract Owner authorizes AUL to transfer a specific dollar amount from the AUL American Money Market Investment Account into one or more other Investment Accounts at the unit values determined on the dates of the transfers. These transfers will continue automatically until AUL receives notice to discontinue the Program, or until there is not enough money in the AUL Money Market Investment Account to continue the Program. To participate in the Program, AUL requires a minimum deposit of $10,000 into the AUL Money Market Investment Account. For further information, see the explanation under "Dollar Cost Averaging Program."

PORTFOLIO REBALANCING PROGRAM

     The Contract Owner may elect to automatically adjust his or her investment account balances consistent with the allocation most recently requested. AUL can do this on a quarterly or annual basis from the date on which the Portfolio Rebalancing Program commences.

CONTACTING AUL

     Individuals should direct all written requests, notices, and forms required under the Contracts, and any questions or inquiries to AUL's Variable Products Office at the address and phone number shown in the front of this Prospectus.

                                  EXPENSE TABLE

     The purpose of the following table is to assist investors in understanding the various costs and expenses that Contract Owners bear directly and indirectly. The table reflects expenses of the Variable Account as well as the Funds. Expenses of the Variable Account shown under "Contract Owner Transaction Expenses" and "Variable Account Annual Expenses" are fixed and specified under the terms of the Contract. Expenses of the Funds as shown under "Fund Annual Expenses" are not fixed or specified under the terms of the Contract, and may vary from year to year. The fees in this expense table have been provided by the Funds and have not been independently verified by AUL. The table does not reflect AUL's charges for premium taxes that may be imposed by various jurisdictions. See "Premium Tax Charge." The information contained in the table is not generally applicable to amounts allocated to the Fixed Account(s) or to annuity payments under an Annuity Option.

     For a complete description of a Contract's costs and expenses, see "Charges and Deductions." For a more complete description of the Funds' costs and expenses, see the Funds' Prospectuses.

CONTRACT OWNER TRANSACTION EXPENSES
 DEFERRED SALES LOAD (as a percentage of amount surrendered)

   This contract does not assess any sales charges (also referred to as "Withdrawal Charges.")

ANNUAL CONTRACT FEE

Maximum administrative fee (per year)(1) .....................................................................$30

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of annual account value)(2)

    Standard Individual Deferred Variable Annuity
         Mortality and expense risk fee..........................................................1.45% yrs 1 - 10
                                       ..........................................................1.35% yrs 11+

    Optional Rider Expenses (as an equivalent annual percentage of average account value)(3)
     Enhanced Death Benefit Rider Option....................................................................0.15%
     Enhanced Death Benefit and Guaranteed Minimum Annuitization Benefit Rider Option(4)....................0.35%


     (1)The Annual Contract Fee may be less than $30.00 per year, based on the Owner's Account Value. The maximum charge imposed will be the lesser of 2% of the Owner's Account Value or $30.00 per year. The Annual Contract Fee is waived if the Account Value equals or exceeds $50,000 on a Contract Anniversary.

     (2)The Variable Account expenses set forth apply exclusively to allocations made to the Investment Account(s) of the Variable Account. Such charges do not apply to, and will not be assessed against, allocations made to the Fixed Account(s). The total Variable Account expenses shown include the Standard Contractual Death Benefit (See Death Proceeds Payment Provisions). The Variable Account expenses are deducted from the Account Value on a monthly basis.

     (3)At the time of application, the applicant may choose any of the Enhanced Benefit riders in lieu of receiving the Standard Contractual Death Benefit option and no Enhanced Living Benefits. Should the applicant choose a Rider Option, the Company will deduct the appropriate rider charge from the Account Value on a monthly basis.

     (4) The total current charge for the Enhanced Death Benefit and the Guaranteed Minimum Annuitization Benefit is 0.35%. We reserve the right to increase the total charge to 0.55%.


                                       8

                           EXPENSE TABLE (continued)


FUND ANNUAL EXPENSES (as a percentage of net assets of each Fund)
                                                                     Management/              Other               Total Fund
Portfolio                                                            Advisory Fee             Expenses          Annual Expenses
---------                                                            ------------             --------          ---------------


AUL American Series Fund, Inc.
  Equity Portfolio                                                   0.50%(5)                 0.13%                  0.63%
  Bond Portfolio                                                     0.50%(5)                 0.12%                  0.62%
  Managed Portfolio                                                  0.50%(5)                 0.12%                  0.62%
  Money Market Portfolio                                             0.40%(5)                 0.15%                  0.55%
Alger American Fund
  Alger American Growth Portfolio                                    0.75%                    0.04%                  0.79%
  Alger American Small Capitalization                                0.85%                    0.05%                  0.90%
American Century Variable Portfolios, Inc.
  American Century VP Income & Growth                                0.70%                    0.00%                  0.70%
  American Century VP International                                  1.50%                    0.00%                  1.50%(6)
Calvert Variable Series
  Calvert Social Mid Cap Growth Portfolio                            0.90%                    0.21%                  1.11%(7)
Fidelity Variable Insurance Products Fund
  Equity-Income Portfolio                                            0.50%                    0.08%                  0.58%(8)
  Growth Portfolio                                                   0.60%                    0.09%                  0.69%(8)
  High Income Portfolio                                              0.59%                    0.12%                  0.71%(8)
  Overseas Portfolio                                                 0.75%                    0.17%                  0.92%(8)
Fidelity Variable Insurance Products Fund II
  Asset Manager Portfolio                                            0.55%                    0.10%                  0.65%(8)
  Contrafund Portfolio                                               0.60%                    0.11%                  0.71%(8)
  Index 500 Portfolio                                                0.24%                    0.04%                  0.28%(9)
Janus Aspen Series
  Flexible Income Portfolio                                          0.65%                    0.07%                  0.72%
  Worldwide Growth Portfolio                                         0.65%                    0.05%                  0.70%(10)
PBHG Insurance Series Fund, Inc.
  Growth II Portfolio                                                0.75%                    0.42%                  1.17%(11)
  Technology & Communications Portfolio                              0.85%                    0.24%                  1.09%(11)
SAFECO Resource Series Trust
  RST Equity                                                         0.74%                    0.02%                  0.76%
  RST Growth Opportunities                                           0.74%                    0.05%                  0.79%
T. Rowe Price Equity Series, Inc.
  T. Rowe Price Equity Income                                        0.85%                    0.00%                  0.85%(12)
  T. Rowe Price Mid-Cap Growth                                       0.85%                    0.00%                  0.85%(12)
T. Rowe Price Fixed Income Series, Inc.
  T. Rowe Price Limited-Term Bond                                    0.70%                    0.00                   0.70%(12)


     (5)AUL has currently agreed to waive its advisory fee if the ordinary expenses of a Portfolio exceed 1% and, to the extent necessary, assume any expenses in excess of its advisory fee so that the expenses of each Portfolio, including the advisory fee but excluding extraordinary expenses, will not exceed 1% of the Portfolio's average daily net asset value per year. The Adviser may terminate the policy of reducing its fee and/or assuming Fund expenses upon 30 days written notice to the Fund and such policy will be terminated automatically by the termination of the Investment Advisory Agreement. During 1999, expenses did not exceed 1% of the average daily net asset value.

     (6) American Century VP International fees are 1.50% on the first $250,000,000 of average net assets; 1.20% on the next $250,000,000 of average net assets; and, 1.10% thereafter.

     (7) "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be 1.02% for Social Mid Cap Growth. Total expenses have been restated to reflect expenses expected to be incurred in 2000.

     (8) A portion of the brokerage  commissions that certain funds pay was used
to  reduce  fund  expenses.  In  addition,   certain  funds  have  entered  into
arrangements with their custodian and transfer agent whereby interst earned on uninvested cash balances was used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been
 .57% for Equity-Income Portfolio, .67% for Growth Portfolio, .90% for Overseas Portfolio, .64% for Asset Manager Portfolio, .68% for Contrafund Portfolio and
 .71% for High Income Portfolio.

     (9) FMR agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the fund's management fee, other expenses and total expenses would have been .27%, .13% and .40%, respectively.

     (10) Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for the Worldwide Growth Portfolio. All expenses are shown without the effect of expense offset arrangements.

     (11) You should know that because Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.20%. You should also know that in any fiscal year in which the Portfolio's assets are greater than $75 million and its total annual fund operating expenses are less than 1.20%, the Portfolio's Board of Directors may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. In 1999, the Board elected to reimburse $31,616 in waived fees for the Growth II Portfolio and $93,603 in waived fees for the Technology & Communications Portfolio.

     (12) Management fee includes operating expenses.

EXAMPLES  (for any Investment Account)


     The following examples show expenses that a Contract Owner would pay at the end of one, three, five, or ten years if at the end of those time periods, the Contract is surrendered, annuitized, or not surrendered or annuitized. The information below represents expenses on a $1,000 premium and assumes a 5% return per year. The example shows expenses for Flexible Premium Contracts, including a Mortality and Expense Risk Fee of 1.45% years 1-10, and 1.35% years 11 and after and the Annual Contract Fee. These examples should not be considered a representation of past or future expenses. Because Fund expenses may vary, actual expenses may be greater or less than those shown. The assumed 5% return is hypothetical and should not be considered a representation of past or future returns, which may be greater or less than the assumed amount. The Annual Contract Fee charge used in these examples is based on an estimated average Contract Owner Account Value of $10,000. A pro-rata portion of the Annual Contract Fee has, therefore, been used in the calculation.



                                  Flexible
 Investment Account            Premium Contracts
 ------------------            -----------------



AUL American Equity
1 year                             $ 24.10
3 years                              73.92
5 years                             126.00
10 years                            267.00

AUL American Bond
1 year                               23.99
3 years                              73.59
5 years                             125.45
10 years                            265.89


AUL American Managed
1 year                               23.99
3 years                              73.59
5 years                             125.45
10 years                            265.89

AUL American Money Market
1 year                               23.29
3 years                              71.49
5 years                             121.94
10 years                            258.81

Alger American Growth
1 year                               25.71
3 years                              78.76
5 years                             134.08
10 years                            283.15

Alger American Small Capitalization
1 year                               26.80
3 years                              82.04
5 years                             139.55
10 years                            294.00

American Century VP Income & Growth
1 year                               24.79
3 years                              76.01
5 years                             129.50
10 years                            274.01

American Century VP International
1 year                               32.78
3 years                              99.82
5 years                             168.89
10 years                            351.06

Calvert Social Mid Cap Growth
1 year                               28.88
3 years                              88.26
5 years                             149.85
10 years                            314.26

Fidelity VIP Equity-Income
1 year                             $ 23.59
3 years                              72.37
5 years                             123.42
10 years                            261.80

Fidelity VIP Growth
1 year                               24.68
3 years                              75.68
5 years                             128.94
10 years                            272.90

Fidelity VIP High Income
1 year                               24.90
3 years                              76.34
5 years                             130.05
10 years                            275.11

Fidelity VIP Overseas
1 year                               26.99
3 years                              82.59
5 years                             140.45
10 years                            295.79

Fidelity VIP II Asset Manager
1 year                               24.28
3 years                              74.47
5 years                             126.92
10 years                            268.85

Fidelity VIP II Contrafund
1 year                               24.90
3 years                              76.34
5 years                             130.05
10 years                            275.11

Fidelity VIP II Index 500
1 year                               20.58
3 years                              63.27
5 years                             108.14
10 years                            230.76

Janus Flexible Income
1 year                               25.01
3 years                              76.67
5 years                             130.60
10 years                            276.21

Janus Worldwide Growth
1 year                               24.79
3 years                              76.01
5 years                             129.50
10 years                            274.01

                                  Flexible
 Investment Account            Premium Contracts
 ------------------            -----------------
PBHG Growth II
1 year                               29.50
3 years                              90.10
5 years                             152.90
10 years                            320.21

PBHG Technology & Communications
1 year                               28.70
3 years                              87.71
5 years                             148.95
10 years                            312.50

SAFECO RST Equity
1 year                               25.38
3 years                              77.77
5 years                             132.43
10 years                            279.87

SAFECO RST Growth Opportunities
1 year                               25.71
3 years                              78.76
5 years                             134.08
10 years                            283.15

T. Rowe Price Equity Income
1 year                               26.29
3 years                              80.51
5 years                             137.00
10 years                            288.95

T. Rowe Price Limited-Term Bond
1 year                               24.79
3 years                              76.01
5 years                             129.50
10 years                            274.01

T. Rowe Price Mid-Cap Growth
1 year                               26.29
3 years                              80.51
5 years                             137.00
10 years                            288.95

                   CONDENSED FINANCIAL INFORMATION

     The following table presents Condensed Financial Information with respect to each of the Investment Accounts of the Variable Account for the period from the date of first deposit on April 30, 1999 to December 31, 1999. The following tables should be read in conjunction with the Variable Account's financial statements, which are included in the Variable Account's Annual Report dated as of December 31, 1999. The Variable Account's financial statements have been audited by PricewaterhouseCoopers LLP, the Variable Account's independent accountant.



                                          Accumulation Unit Value    Accumulation Unit Value       Number of Accumulations Units
      Investment Account                  at beginning of period       at end of period            Outstanding at end of period
      ------------------                 ------------------------    -----------------------       -----------------------------

      AUL American Equity

          1999                                     $ 5.000 (04/30/99)       $ 4.561                          26,105.755

      AUL American Bond

          1999                                     $ 5.000 (04/30/99)       $ 4.951                          56,479.675

      AUL American Managed

          1999                                     $ 5.000 (04/30/99)       $ 4.726                          48,423.161

      AUL American Money Market

          1999                                     $ 1.000 (04/30/99)       $ 1.031                       2,004,240.489

      Alger Amercian Growth

          1999                                     $ 5.000 (04/30/99)       $ 6.028                         732,953.782


      American Century VP Income & Growth

          1999                                     $ 5.000 (04/30/99)       $ 5.586                          23,496.693

      American Century VP International

          1999                                     $ 5.000 (04/30/99)       $ 7.754                          15,099.581

      Fidelity Asset Manager

          1999                                     $ 5.000 (04/30/99)       $ 5.383                         320,165.395

      Fidelity Contrafund

          1999                                     $ 5.000 (04/30/99)       $ 5.767                         351,784.292

      Fidelity Equity-Income

          1999                                     $ 5.000 (04/30/99)       $ 4.784                         148,239.966

      Fidelity Growth

          1999                                     $ 5.000 (04/30/99)       $ 6.310                         483,746.724

      Fidelity High Income

          1999                                     $ 5.000 (04/30/99)       $ 4.900                          79,913.011

      Fidelity Index 500

          1999                                     $ 5.000 (04/30/99)       $ 5.538                         679,941.695

      Fidelity Overseas

          1999                                     $ 5.000 (04/30/99)       $ 6.644                          26,030.249

      Janus Aspen Series Flexible Income

          1999                                     $ 5.000 (04/30/99)       $ 5.005                          56,702.899

      Janus Aspen Series Worldwide Growth

          1999                                     $ 5.000 (04/30/99)       $ 7.578                         235,300.920

      PBHG Growth II

          1999                                     $ 5.000 (04/30/99)       $ 8.613                          36,740.188

      PBHG Technology & Communications

          1999                                     $ 5.000 (04/30/99)       $12.408                         320,092.795

      SAFECO RST Equity

          1999                                     $ 5.000 (04/30/99)       $ 5.009                         139,120.064

      SAFECO RST Growth Opportunities

          1999                                     $ 5.000 (04/30/99)       $ 5.784                          29,590.681

      T. Rowe Price Equity Income

          1999                                     $ 5.000 (04/30/99)       $ 4.705                         330,769.446


                     PERFORMANCE OF THE INVESTMENT ACCOUNTS

     The following tables present the return on investment for each of the Investment Accounts. The return on investment figures represents a change in an Accumulation Unit allocated to an Investment Account and takes into account Variable Account charges such as the mortality and expense risk charge and a pro-rata portion of the administrative charge. For the periods that a particular Investment Account has been in operation (see the Inception Date of Investment Account column), the figures represent actual performance. Therefore, the performance figures for the Lessor of One Year or Since Inception represent actual performance. For the periods that precede the creation of the Investment Account, if the mutual fund portfolio was in existence (see Inception Date of Mutual Fund column), results represent hypothetical returns that the Investment Accounts that invest in the corresponding Mutual Fund Portfolios would have achieved had they invested in such Portfolios for the periods indicated. Therefore, the performance figures for the 3 year, 5 year, and the Lessor of 10 Years or Since Inception may be hypothetical, or they may represent actual performance, based on the inception date of a particular Investment Account and the mutual fund portfolio.

                                           Performance for Flexible Premium Contracts

                                                             Average    |   Average       Average       Average        Average
                                                             Annual     |    Annual        Annual        Annual         Annual
                                                           Return on    |  Return on     Return on     Return on      Return on
                               Inception     Inception     Investment   |  Investment    Investment    Investment     Investment
                                Date of       Date of     for lessor of | for 1 Year    for 3 Years   for 5 Years   for lesser of
                                Mutual      Investment      1 Year or   |   ending        ending        ending       10 Years or
Investment Account               Fund         Account    Since Inception|  12/31/99*      12/31/99*     12/31/99*   Since Inception*
------------------               ----         -------       --------    |  --------       --------      --------    ---------------
                                                                        |
                                                                        |
AUL American Equity             4/10/90    04/30/99        (14.51%)     |   (2.48%)        9.41%         12.48%        (14.51%)
AUL American Bond               4/10/90    04/30/99         (3.30%)     |   (2.82%)        3.24%          5.05%         (3.30%)
AUL American Managed            4/10/90    04/30/99         (9.83%)     |   (2.41%)        7.29%          9.69%         (9.83%)
AUL American Money Market       4/10/90    04/30/99          2.86%      |    2.87%         3.04%          3.10%          2.86%
Alger American Growth           1/09/89    04/30/99         29.95%      |   31.46%        33.21%         28.68%         20.78%
Alger American Small                                                    |
 Capitalization                 9/20/88    05/01/00           n.a.      |   23.28%         8.56%         13.11%         11.37%
American Century VP Income &                                            |
 Growth                        10/30/97    04/30/99         15.90%      |   15.97%          n.a.           n.a.         15.90%
American Century VP                                                     |
 International                  5/01/94    04/30/99         89.64%      |   61.29%        29.95%         22.16%         89.64%
Calvert Social Mid Cap Growth   7/16/91    04/30/99          5.48%      |    5.12%        17.65%         17.65%          5.48%
Fidelity VIP Equity-Income     10/09/86    04/30/99         (8.18%)     |    4.49%        13.00%         16.55%         12.51%
Fidelity VIP Growth            10/09/86    04/30/99         39.19%      |   35.10%        30.98%         27.50%         17.86%
Fidelity VIP High Income        9/19/85    04/30/99         (4.81%)     |    6.28%         4.93%          8.94%         10.49%
Fidelity VIP Overseas           1/28/87    04/30/99         50.37%      |   40.21%        19.41%         15.34%          9.50%
Fidelity VIP II Asset Manager   9/06/89    04/30/99          9.63%      |    9.18%        13.53%         13.63%         11.19%
Fidelity VIP II Contrafund      1/03/95    04/30/99         21.59%      |   22.13%        23.92%           n.a.         21.59%
Fidelity VIP II Index 500       8/27/92    04/30/99         14.41%      |   18.44%        24.88%         25.95%         14.41%
Janus Flexible Income           9/13/93    04/30/99         (1.72%)     |   (0.15%)        5.54%          8.96%         (1.72%)
Janus Worldwide Growth          9/13/93    04/30/99         83.23%      |   61.68%        34.97%         31.32%         83.23%
PBHG Growth II                  5/01/97    04/30/99        122.06%      |   94.89%          n.a.           n.a.        122.06%
PBHG Technology                                                         |
 & Communications               5/01/97    04/30/99        284.14%      |  228.93%          n.a.           n.a.        284.14%
SAFECO RST Equity               4/03/87    04/30/99         (1.62%)     |    7.42%        17.38%         20.19%         15.33%
SAFECO RST Growth                                                       |
 Opportunities                  1/07/93    04/30/99         22.11%      |    4.11%        13.86%         21.57%         22.11%
T. Rowe Price Equity Income     3/31/94    04/30/99        (10.43%)     |    1.92%        11.42%         16.56%        (10.43%)
T. Rowe Price Limited-Term Bond 3/29/95    05/01/00           n.a.      |   (1.42%)        2.46%           n.a.          1.70%
T. Rowe Price Mid-Cap Growth   12/31/96    05/01/00           n.a.      |   20.97%        18.78%           n.a.         18.78%

* For the periods  that a  particular  Investment  Account has been in existence
(see Inception Date of Investment Account column) the performance is actual performance and not hypothetical in nature. For the Lesser of 10 Years or Since
Inception  (the last  column),  if the Mutual Fund has been in existence  for 10
Years, then the return reflects hypothetical performance of the mutual fund; if the mutual fund has not been in existence for 10 Years, then the return reflects actual performance of the Investment Account.

           INFORMATION ABOUT AUL, THE VARIABLE ACCOUNT, AND THE FUNDS
                   AMERICAN UNITED LIFE INSURANCE COMPANY(R)


     AUL is a legal reserve mutual life insurance company existing under the laws of the State of Indiana. It was originally incorporated as a fraternal society on November 7, 1877, under the laws of the Federal government, and reincorporated under the laws of the State of Indiana in 1933. It is qualified to do business in 49 states and the District of Columbia. AUL has its principal business office located at One American Square, Indianapolis, Indiana 46282.

     At a meeting of the AUL Board of Directors held on February 17, 2000, the Board approved the concept of changing the corporate structure of AUL. During the second quarter of 2000, the Board of Directors of AUL is expected to formally approve a plan of conversion ("Plan") under which AUL will convert from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company ("Mutual Holding Company"). This transaction is intended to result in a corporate structure that provides, among other things, better access to external sources of capital. Under the Plan, upon the conversion, the insurance company would issue voting stock to a newly-formed stock holding company ("Stock Holding Company"). It is anticipated that the Stock Holding Company could, subsequent to the conversion, offer shares of its stock publicly or privately; however, the Mutual Holding Company must always hold at least 51% of the voting stock of the Stock Holding Company. The Stock Holding Company would always own 100% of the voting stock of AUL. No plans have been formulated to issue any shares of capital stock or debt securities of the Stock Holding Company at this time.

     Since AUL currently is a mutual life insurance company, owners ("policyholders") of AUL's annuity contracts and life insurance policies ("policies") have certain membership interests in AUL consisting principally of the right to vote on the election of the Board of Directors and on other matters and certain rights upon liquidation or dissolution of AUL. Under the Plan, policyholders continue to be policyholders in the same insurance company, but would no longer have a membership interest in the insurance company; rather, policyholders would have membership interests in the Mutual Holding Company. These interests in the Mutual Holding Company would be substantially the same as the membership interests that policyholders have in AUL prior to the conversion, consisting principally of the right to vote on the election of the Board of Directors and on other matters and certain rights upon liquidation or dissolution of the Mutual Holding Company. After the conversion, persons who acquire policies from AUL would automatically be members in the Mutual Holding Company. The conversion will not, in any way, increase premium payments or reduce policy benefits, values, guarantees or other policy obligations to policyholders. The Plan is subject to the approval by AUL policyholders and the consent of the Insurance Commissioner of Indiana, among other approvals and conditions. If the necessary approvals are obtained and conditions met, the conversion could occur in 2000. Under the Plan, the insurance company name will not change.

     AUL conducts a conventional life insurance, reinsurance, and annuity business. At December 31, 1999, AUL had assets of $10,577,535,000 and a policy owners' surplus of $739,224,931.


     The principal underwriter for the Contracts is AUL, which is registered with the SEC as a broker-dealer.

VARIABLE ACCOUNT

     AUL American Individual Variable Annuity Unit Trust was established by AUL on November 11, 1998, under procedures established under Indiana law. The income, gains, or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to other income, gains, or losses of AUL. Assets in the Variable Account attributable to the reserves and other liabilities under the Contracts are not chargeable with liabilities arising from any other business that AUL conducts. AUL owns the assets in the Variable Account and is required to maintain sufficient assets in the Variable Account to meet all Variable Account obligations under the Contracts. AUL may transfer to its General Account assets that exceed anticipated obligations of the Variable Account. All obligations arising under the Contracts are general corporate obligations of AUL. AUL may invest its own assets in the Variable Account, and may accumulate in the Variable Account proceeds from Contract charges and investment results applicable to those assets.

     The Variable Account is currently divided into sub-accounts referred to as Investment Accounts. Each Investment Account invests exclusively in shares of one of the Funds. Premiums may be allocated to one or more Investment Accounts available under a Contract. AUL may in the future establish additional Investment Accounts of the Variable Account, which may invest in other securities, mutual funds, or investment vehicles.

     The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Variable Account or of AUL.

THE FUNDS


     Each of the Funds is a diversified, open-end management investment company commonly referred to as a mutual fund, or a portfolio thereof. Each of the Funds is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies or practices of the Fund. Each Fund has its own investment objective or objectives and policies. The shares of a Fund are purchased by AUL for the corresponding Investment Account at the Fund's net asset value per share, i.e., without any sales load. All dividends and capital gain distributions received from a Fund are automatically reinvested in such Fund at net asset value, unless otherwise instructed by AUL. AUL has entered into agreements with the Distributors/Advisers of American Century Variable Portfolios, Inc., Calvert Variable Series, Fidelity Investments, Janus Capital Corporation, Pilgrim Baxter & Associates, SAFECO Asset Management Company, T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc., under which AUL has agreed to render certain services and to provide information about these funds to its Contract Owners and/or Participants who invest in these funds. Under these agreements and for providing these services, AUL receives compensation from the Distributor/Advisor of these funds, ranging from zero basis points until a certain level of Fund assets have been purchased to 25 basis points on the net average aggregate deposits made.


     The investment advisers of the Funds are identified on page 5. All of the investment advisers are registered with the SEC as investment advisers. The Funds offer their shares as investment vehicles to support variable annuity contracts. The advisers or distributors to certain of the Funds may advise and distribute other investment companies that offer their shares directly to the public, some of which have names similar to the names of the Funds in which the Investment Accounts invest. These investment companies offered to the public should not be confused with the Funds in which the Investment Accounts invest. The Funds are described in their prospectuses, which accompany this prospectus.

     A summary of the investment objective or objectives of each Fund is provided below. There can be no assurance that any Fund will achieve its objective or objectives. More detailed information is contained in the Prospectus for the Funds, including information on the risks associated with the investments and investment techniques of each Fund.

AUL AMERICAN SERIES FUND, INC.

AUL AMERICAN EQUITY PORTFOLIO

     The primary investment objective of the AUL American Equity Portfolio is long-term capital appreciation. The Fund seeks current investment income as a secondary objective. The Fund attempts to achieve these objectives by investing primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects.

AUL AMERICAN BOND PORTFOLIO

     The primary investment objective of the AUL American Bond Portfolio is to provide a high level of income consistent with prudent investment risk. As a secondary objective, the Fund seeks to provide capital appreciation to the extent consistent with the primary objective. The Fund attempts to achieve these objectives by investing primarily in corporate bonds and other debt securities.

AUL AMERICAN MANAGED PORTFOLIO

     The investment objective of the AUL American Managed Portfolio is to provide a high total return consistent with prudent investment risk. The Fund attempts to achieve this objective through a fully managed investment policy utilizing publicly traded common stock, debt securities (including convertible debentures), and money market securities.

AUL AMERICAN MONEY MARKET PORTFOLIO

     The investment objective of the AUL American Money Market Portfolio is to provide a high level of current income while preserving assets and maintaining liquidity and investment quality. The Fund attempts to achieve this objective by investing in short-term money market instruments that are of the highest quality.


FOR ADDITIONAL INFORMATION CONCERNING AUL AMERICAN SERIES FUND, INC. AND ITS PORTFOLIOS, PLEASE SEE THE AUL AMERICAN SERIES FUND, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

ALGER AMERICAN FUND

ALGER AMERICAN GROWTH PORTFOLIO


     The Alger American Growth Portfolio seeks long term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

     The Alger American Small Capitalization Portfolio seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P MidCap 400 Index.

FOR  ADDITIONAL   INFORMATION   CONCERNING  THE  ALGER  AMERICAN  FUND  AND  ITS
PORTFOLIOS, PLEASE SEE THE ALGER AMERICAN FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

AMERICAN CENTURY VP INCOME & GROWTH


     The American Century VP Income & Growth Portfolio seeks dividend growth, current income and capital appreciation by investing in a diversified portfolio of U.S. stocks. The fund employs a quantitative management approach, selecting from a universe of the 1,500 largest publicly traded stocks, with the goal of producing a total return that exceeds its benchmark, the S&P 500, without taking on significant additional risk. The fund's management team also targets a dividend yield that is higher than the yield of the S&P 500.

AMERICAN CENTURY VP INTERNATIONAL

     The American Century VP International Portfolio seeks to achieve its investment objective of capital growth by investing primarily in securities of foreign companies that meet certain fundamental and technical standards of selection and have, in the opinion of the investment manager, potential for appreciation. The Fund will invest primarily in common stocks of companies located in developed markets. Investment in securities of foreign issuers typically involves greater risks than investment in domestic securities, including currency fluctuations and political instability.


FOR ADDITIONAL INFORMATION CONCERNING AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. AND ITS PORTFOLIOS, PLEASE SEE THE AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

CALVERT VARIABLE SERIES

CALVERT SOCIAL MID CAP GROWTH


     The  Calvert  Social Mid Cap  Growth  Portfolio  is a socially  responsible growth Portfolio that seeks long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth. Investments are selected on the basis of their ability to contribute to the dual objectives of their financial soundness and social criteria. Although the Porfolio's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, the Advisor believes there are sufficient investment opportunities to permit full investment among issuers which satisfy the Portfolio's investment and social objectives.

FOR ADDITIONAL INFORMATION CONCERNING CALVERT VARIABLE SERIES, INC., AND THE CALVERT SOCIAL MID CAP GROWTH PORTFOLIO, PLEASE SEE THE CALVERT VARIABLE SERIES, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


FIDELITY VARIABLE INSURANCE PRODUCTS FUND

VIP EQUITY-INCOME PORTFOLIO


     The VIP Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P
500. Fidelity Management & Research Company (FMR) normally invests at least 65% of the fund's total assets in income-producing equity securities. FMR may also invest the fund's assets in other types of equity securities and debt securities, including lower-quality debt securities. The Adviser may also invest in securities of foreign issuers in addition to securities of domestic issuers.

VIP GROWTH PORTFOLIO

     The VIP Growth Portfolio seeks to achieve capital appreciation. FMR invests the fund's assets in companies that it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

VIP HIGH INCOME PORTFOLIO

     The VIP High Income Portfolio seeks a high level of current income while also considering growth of capital. FMR normally invests at least 65% of the fund's total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities. Many lower-quality debt securities are subject to legal or contractual restrictions limiting FMR's ability to resell the securities to the general public. FMR may also invest the fund's assets in non-income producing securities, including defaulted securities and common stocks. FMR intends to limit common stocks to 10% of the fund's total assets. FMR may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganization or financial restructurings.

VIP OVERSEAS PORTFOLIO

     The VIP Overseas Portfolio seeks long-term growth of capital. FMR normally invests at least 65% of the fund's total assets in foreign securities. FMR normally invests the fund's assets primarily in stocks. FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

VIP II ASSET MANAGER PORTFOLIO

     The VIP II Asset Manager Portfolio seeks to obtain high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments. FMR allocates the fund's assets among the following classes, or types, of investments. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments.

VIP II CONTRAFUND(R) PORTFOLIO

     The VIP II Contrafund(R) Portfolio seeks long-term capital appreciation. FMR normally invests the fund's assets primarily in common stocks. FMR invests the fund's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the fund may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

VIP II INDEX 500 PORTFOLIO

     The VIP II Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. Banker's Trust invests at least 80% of assets in common stocks included in the S&P 500.


FOR ADDITIONAL INFORMATION CONCERNING FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND ("VIP") AND VARIABLE INSURANCE PRODUCTS FUND II ("VIP II") AND THEIR PORTFOLIOS, PLEASE SEE THE VIP AND VIP II PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

JANUS ASPEN SERIES

FLEXIBLE INCOME PORTFOLIO

     The Flexible Income Portfolio is a diversified portfolio that seeks to maximize total return from a combination of income and capital appreciation by investing primarily in income-producing securities. This Portfolio may have substantial holdings of lower rated debt securities or "junk" bonds.

WORLDWIDE GROWTH PORTFOLIO

     The Worldwide Growth Portfolio is a diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.

FOR  ADDITIONAL   INFORMATION   CONCERNING  JANUS  ASPEN  SERIES  FUND  AND  ITS
PORTFOLIOS, PLEASE SEE THE JANUS ASPEN SERIES FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING


PBHG INSURANCE SERIES FUNDS, INC.

PBHG GROWTH II PORTFOLIO


     The investment objective of the PBHG Growth II Portfolio is capital appreciation. The Portfolio will normally invest in growth securities of small and medium-sized companies with market capitalizations or annual revenues between $500 million and $10 billion. The growth securities in the Portfolio are primarily common stocks that the Adviser believes have strong business momentum, earnings growth and capital appreciation potential. The PBHG Growth II Portfolio is managed by Jeffrey A. Wrona, CFA, who is responsible for managing other mid-cap institutional accounts and the PBHG Technology & Communications Fund of The PBHG Funds, Inc.

PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

     The primary objective of the PBHG Technology & Communications Portfolio is long-term growth of capital. Current income is incidental to the Portfolio's objective. The Portfolio will normally invest in common stocks of companies doing business in the technology and communications sectors of the market. The Portfolio will invest 25% of its assets in one or more of the industries within these sectors, which may include computer software and hardware, network and cable broadcasting, semiconductors, defense and data storage and retrieval and biotechnology. The Portfolio is managed by Jeffrey A. Wrona, CFA, who also manages the PBHG Technology & Communications Fund of The PBHG Funds, Inc.


FOR ADDITIONAL INFORMATION CONCERNING THE PBHG INSURANCE SERIES FUND, INC. AND ITS PORTFOLIOS, PLEASE SEE THE PBHG INSURANCE SERIES FUND, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

SAFECO RESOURCE SERIES TRUST


RST EQUITY PORTFOLIO


     The RST Equity Portfolio has as its investment objective to seek long-term growth of capital and reasonable current income. The RST Equity Portfolio ordinarily invests principally in common stocks selected for long-term appreciation and/or dividend potential.


RST GROWTH OPPORTUNITIES PORTFOLIO

     The RST Growth Opportunities Portfolio has as its investment objective to seek growth of capital and the increased income that ordinarily follows from such growth. The RST Growth Opportunities Portfolio ordinarily invests a preponderance of its assets in common stocks selected for potential appreciation.


FOR ADDITIONAL INFORMATION CONCERNING SAFECO RESOURCE SERIES TRUST AND ITS PORTFOLIOS, PLEASE SEE THE SAFECO RESOURCE SERIES TRUST PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


T. ROWE PRICE EQUITY SERIES, INC.

T. ROWE PRICE EQUITY INCOME PORTFOLIO


     The T. Rowe Price Equity Income Portfolio seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

     The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term growth of capital by investing in mid-cap stocks with potential for above-average earnings growth.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO

     The T. Rowe Price Limited-Term Bond Portfolio seeks a high level of income consistent with moderate fluctuations in principal value. The Portfolio invests primarily in investment grade short- and intermediate-term bonds. While there are no maturity limitations on individual securities purchased, the portfolio's dollar-weighted average effective maturity will not exceed five years.

FOR ADDITIONAL INFORMATION CONCERNING T. ROWE PRICE EQUITY SERIES, INC. AND T. ROWE PRICE FIXED INCOME SERIES, INC. AND THEIR PORTFOLIOS, PLEASE SEE THE T. ROWE PRICE EQUITY SERIES, INC. AND THE T. ROWE PRICE FIXED INCOME SERIES, INC. PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.



                                 THE CONTRACTS

GENERAL

     The Contracts are offered for use in connection with non-tax qualified retirement plans by an individual. The Contracts are also eligible for use in connection with certain tax qualified retirement plans that meet the requirements of Sections 401, 403(b), 408 or 408A of the Internal Revenue Code. Certain Federal tax advantages are currently available to retirement plans that qualify as (1) self-employed individuals' retirement plans under Section 401, such as HR-10 Plans, (2) pension or profit-sharing plans established by an employer for the benefit of its employees under Section 401, (3) Section 403(b) annuity purchase plans for employees of public schools or a charitable, educational, or scientific organization described under Section 501(c)(3), and
(4) individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan or SIMPLE IRA plan under
Section 408, Roth IRA plan under Section 408A or (5) deferred compensation plans for employees established by a unit of a state or local government or by a tax-exempt organization under Section 457


           PREMIUMS AND ACCOUNT VALUES DURING THE ACCUMULATION PERIOD

APPLICATION FOR A CONTRACT

     Any person or, in the case of Qualified Plans, any qualified organization, wishing to purchase a Contract must submit an application and an initial premium to AUL, and provide any other form or information that AUL may require. AUL reserves the right to reject an application or premium for any reason, subject to AUL's underwriting standards and guidelines.

PREMIUMS UNDER THE CONTRACTS


     Premiums under Flexible Premium Contracts may vary at any time during the Contract Owner's life and before the Contract's Annuity Date. Premiums for
Flexible Premium Contracts may vary in amount and frequency, but each premium payment must be at least $50 if paying premiums through monthly APP (Automatic Premium Payment). Otherwise, the minimum is $1,000. Premiums may not total more than $1 million in each of the first two Contract Years and $15,000 in any subsequent Contract Year unless otherwise agreed to by AUL.


     If the minimum premium amounts under One Year Flexible Premium Contracts are not met, AUL may, after 60 days notice, terminate the Contract and pay an amount equal to the Account Value as of the close of business on the effective date of termination. AUL may change the minimum premiums permitted under a Contract, and may waive any minimum required premium at its discretion.

     Annual premiums under any Contract purchased in connection with a Qualified Plan will be subject to maximum limits imposed by the Internal Revenue Code and possibly by the terms of the Qualified Plan. See the Statement of Additional Information for a discussion of these limits or consult the pertinent Qualified Plan document. Such limits may change without notice.

     Initial premiums must be credited to a Contract no later than the end of the second Business Day after it is received by AUL at its Home Office if it is preceded or accompanied by a completed application that contains all the information necessary for issuing the Contract and properly crediting the premium. If AUL does not receive a complete application, AUL will notify the applicant that AUL does not have the necessary information to issue a Contract. If the necessary information is not provided to AUL within five Business Days after the Business Day on which AUL first receives an initial premium or if AUL determines it cannot otherwise issue a Contract, AUL will return the initial premium to the applicant, unless consent is received to retain the initial premium until the application is made complete.

     Subsequent premiums (other than initial premiums) are credited as of the end of the Valuation Period in which they are received by AUL at its Home Office.

RIGHT TO EXAMINE PERIOD

     The Owner has the right to return the Contract for any reason within the Right to Examine Period which is a ten day period beginning when the Owner receives the Contract. If a particular state requires a longer Right to Examine Period, then eligible Owners in that state will be allowed the longer statutory period in which to return the Contract. The returned Contract will be deemed void and AUL will refund the Account Value as of the end of the Valuation Period in which AUL receives the Contract plus any amounts deducted for premium taxes and contract expenses. The Contract Owner bears the investment risk during the period prior to the Company's receipt of request for cancellation. AUL will refund the premium paid in those states where required by law and for individual retirement annuities (if returned within seven days of receipt).

ALLOCATION OF PREMIUMS


     In the Policy application, the Owner specifies the percentage of a Premium to be allocated to the investment accounts and to the Fixed Account(s). The sum of the allocations must equal 100%, with at least 1% of each Premium payment allocated to each account selected by the Owner. All Premium allocations must be in whole percentages. AUL reserves the right to limit the number of Investment Accounts to which premiums may be allocated. The Owner can change the allocation percentages at any time, subject to these rules, by sending Proper Notice to the Home Office, or by telephone if written authorization is on file with us. The change will apply to the premium payments received with or after receipt of such notice.


     The initial Premium generally is allocated to the available Fixed Account(s) and the Investment Accounts in accordance with your allocation instructions on the date we receive the premium at our Home Office. Subsequent premiums are allocated as of the end of the Valuation Period during which we receive the premium at our Home Office.


     In those states that require the refund of the greater of premiums paid or account value, we generally allocate all premiums received to our general account  prior to the end of the  "right  to  examine"  period.  We will  credit interest daily on Premiums so allocated. However, we reserve the right to allocate premiums to the available fixed account(s) and the investment accounts of the separate account in accordance with your allocation instructions prior to the expiration of the "right to examine" period. At the end of the Right to Examine period, we transfer the Net Premium and interest to the Fixed Account(s) and the Investment Accounts based on the percentages selected in the application. For purposes of determining the end of the Right to Examine period, solely as it applies to this transfer, we assume that receipt of this Policy occurs 5 calendar days after the Contract Date.


TRANSFERS OF ACCOUNT VALUE


     All or part of an Owner's Account Value may be transferred among the Investment Accounts of the Variable Account or to the Fixed Account at any time during the Accumulation Period upon receipt of a proper written request by AUL at its Home Office. Transfers may be made by telephone if a Telephone Authorization Form has been properly completed and received by AUL at its Home Office. The minimum amount that may be transferred from any one Investment Account is $500 or, if less than $500, the Owner's remaining Account Value in the Investment Account, provided however, that amounts transferred from the Fixed Account to an Investment Account during any given Contract Year cannot exceed 20% of the Owner's Non-MVA Fixed Account Value as of the beginning of that Contract Year. If, after any transfer, the Owner's remaining Account Value in an Investment Account or in the Fixed Account would be less than $500, then such request will be treated as a request for a transfer of the entire Account Value. Currently, there are no limitations on the number of transfers between Investment Accounts available under a Contract or the Fixed Account. In addition, no charges are currently imposed upon transfers. AUL reserves the right, however, at a future date, to change the limitation on the minimum transfer, to assess transfer charges, to change the limit on remaining balances, to limit the number and frequency of transfers, and to suspend the transfer privilege or the telephone transfer authorization. Any transfer from an Investment Account of the Variable Account shall be effected as of the end of the Valuation Date in which AUL receives the request in proper form. AUL has established procedures to confirm that instructions communicated by telephone are genuine, which include the use of personal identification numbers and recorded telephone calls. Neither AUL nor its agents, will be liable for acting upon instructions believed by AUL or its agents to be genuine, provided AUL has complied with its procedures.


     Part of a Contract Owner's Fixed Account Value may be transferred to one or more Investment Accounts of the Variable Account during the Accumulation Period subject to certain limitations as described in "The Fixed Account."

DOLLAR COST AVERAGING PROGRAM

     Owners who wish to purchase units of an Investment Account over a period of time may do so through the Dollar Cost Averaging ("DCA") Program. The theory of dollar cost averaging is that greater numbers of Accumulation Units are purchased at times when the unit prices are relatively low than are purchased when the prices are higher. This has the effect, when purchases are made at different prices, of reducing the aggregate average cost per Accumulation Unit to less than the average of the Accumulation Unit prices on the same purchase dates. However, participation in the Dollar Cost Averaging Program does not assure a Contract Owner of greater profits from the purchases under the Program, nor will it prevent or necessarily alleviate losses in a declining market.

     For example, assume that a Contract Owner requests that $1,000 per month be transferred from the Money Market Investment Account to the AUL American Equity Investment Account. The following table illustrates the effect of dollar cost averaging over a six month period.

                    Transfer          Unit            Units
      Month          Amount           Value         Purchased
      -----          ------           -----         ---------

        1            $1,000            $20             50
        2            $1,000            $25             40
        3            $1,000            $30             33.333
        4            $1,000            $40             25
        5            $1,000            $35             28.571
        6            $1,000            $30             33.333

The average price per unit for these purchases is the sum of the prices ($180) divided by the number of monthly transfers (6) or $30. The average cost per Accumulation Unit for these purchases is the total amount transferred ($6,000) divided by the total number of Accumulation Units purchased (210.237) or $28.54. THIS TABLE IS FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT REPRESENTATIVE OF FUTURE RESULTS.



Ongoing Dollar Cost Averaging (DCA) Program

     Under the Ongoing DCA Program, the owner deposits premiums into the AUL American Money Market Investment Account and then authorizes AUL to transfer a specific dollar amount from the Money Market Investment Account into one or more other Investment Accounts at the unit values determined on the dates of the transfers. This may be done monthly, quarterly, semi-annually, or annually. These transfers will continue automatically until AUL receives notice to discontinue the Program, or until there is not enough money in the Money Market Investment Account to continue the Program, whichever occurs first.

     Currently, the minimum required amount of each transfer is $500, although AUL reserves the right to change this minimum transfer amount in the future. Transfers to or from any of the Fixed Accounts are not permitted under the Ongoing DCA Program. At least ten days advance written notice to AUL is required before the date of the first proposed transfer under the Ongoing DCA Program. AUL offers the Ongoing Dollar Cost Averaging Program to Contract Owners at no charge and the Company reserves the right to temporarily discontinue, terminate, or change the Program at any time. Contract Owners may change the frequency of scheduled transfers, or may increase or decrease the amount of scheduled transfers, or may discontinue participation in the Program at any time by providing written notice to AUL, provided that AUL must receive written notice of such a change at least five days before a previously scheduled transfer is to occur.

     Contract Owners may initially elect to participate in the Ongoing DCA Program, and if this election is made at the time the Contract is applied for, the Program will take effect on the first monthly, quarterly, semi-annual, or annual transfer date following the premium receipt by AUL at its Home Office. The Contract Owner may select the particular date of the month, quarter, or year that the transfers are to be made and such transfers will automatically be performed on such date, provided that such date selected is a day that AUL is open for business and provided further that such date is a Valuation Date. If the date selected is not a Business Day or is not a Valuation Date, then the transfer will be made on the next succeeding Valuation Date. To participate in the Program, a minimum deposit of $10,000 is required.

PORTFOLIO REBALANCING PROGRAM

     You may elect to automatically adjust your investment account balances to be consistent with the allocation most recently requested.. This will be done on a quarterly or annual basis from the date on which the Portfolio Rebalancing Program commences. If the Dollar Cost Averaging program has been elected, the Portfolio Rebalancing Program will not commence until the date following the termination of the Dollar Cost Averaging Program.

     You may elect this plan at any time. Portfolio rebalancing will terminate when you request any transfer or the day we receive Proper Notice instructing us to cancel the Portfolio Rebalancing Program. We do not currently charge for this program. We reserve the right to alter the terms or suspend or eliminate the availability of portfolio rebalancing at any time.


CONTRACT OWNER'S VARIABLE ACCOUNT VALUE

ACCUMULATION UNITS

     Premiums allocated to the Investment Accounts available under a Contract are credited to the Contract in the form of Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Investment Account by the Accumulation Unit value for the particular Investment Account as of the end of the Valuation Period in which the premium is credited. The number of Accumulation Units so credited to the Contract shall not be changed by a subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Investment Account and charges against the Investment Account.

Accumulation Unit Value

     AUL determines the Accumulation Unit value for each Investment Account of the Variable Account on each Valuation Date. The Accumulation Unit value for each Investment Account was initially set at one dollar $1 for the Money Market Investment Account and $5 for all other Investment Accounts. Subsequently, on each Valuation Date, the Accumulation Unit value for each Investment Account is determined by multiplying the Net Investment Factor determined as of the end of the Valuation Date for the particular Investment Account by the Accumulation Unit value for the Investment Account as of the immediately preceding Valuation Period. The Accumulation Unit value for each Investment Account may increase, decrease, or remain the same from Valuation Period to Valuation Period in accordance with the Net Investment Factor.

Net Investment Factor

     The Net Investment Factor is used to measure the investment performance of an Investment Account from one Valuation Period to the next. For any Investment Account for a Valuation Period, the Net Investment Factor is determined by dividing (a) by (b) where:

     (a) is equal to:

     (1) the net asset value per share of the Fund in which the Investment Account invests, determined as of the end of the Valuation Period, plus

     (2) the per share amount of any dividend or other distribution, if any, paid by the Fund during the Valuation Period, plus or minus

     (3) a credit or charge with respect to taxes if any, paid or reserved for AUL during the Valuation Period that are determined by AUL to be attributable to the operation of the Investment Account (although no Federal income taxes are applicable under present law and no such charge is currently assessed);

     (b) is the net asset value per share of the Fund determined as of the end of the preceding Valuation Period.


                             CHARGES AND DEDUCTIONS
Premium Tax Charge

     Various states and municipalities impose a tax on premiums received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, the insurance tax laws, and AUL's status in a particular state. AUL assesses a premium tax charge to reimburse itself for premium taxes that it incurs. This charge will be deducted as premium taxes are incurred by AUL, which is usually when an annuity is effected. Premium tax rates currently range from 0% to 3.5%, but are subject to change.

Withdrawal Charge

     No deduction for sales charges is made from premiums for a Contract. If a cash withdrawal is made or the Contract is surrendered by the Owner, no withdrawal charge (which may also be referred to as a contingent deferred sales charge) will be assessed by AUL on the amount withdrawn.

     A withdrawal may result in taxable income to the Contract Owner.

Mortality and Expense Risk Charge


     AUL deducts a monthly charge from the Variable Account Value pro rata based on the amounts in each account. Refer to the Expense Table for current charges. This amount is intended to compensate AUL for certain mortality and expense risks AUL assumes in offering and administering the Contracts and in operating the Variable Account.


     The expense risk is the risk that AUL's actual expenses in issuing and administering the Contracts and operating the Variable Account will be more than the charges assessed for such expenses. The mortality risk borne by AUL is the risk that the Annuitants, as a group, will live longer than the AUL's actuarial tables predict. AUL may ultimately realize a profit from this charge to the extent it is not needed to address mortality and administrative expenses, but AUL may realize a loss to the extent the charge is not sufficient. AUL may use any profit derived from this charge for any lawful purpose.

Annual Contract Fee

     AUL deducts an annual contract fee from each Owner's Contract Value equal to the lesser of 2.0% of the Account Value or $30 a year. The fee is assessed every year on a Contract if the Contract is in effect on the Contract Anniversary, and is assessed only during the Accumulation Period. The annual contract fee is  waived on each  Contract  Anniversary  when the  Account
Value, at the time the charge would otherwise have been imposed, exceeds $50,000. When a Contract Owner annuitizes or surrenders on any day other than a Contract Anniversary, a pro rata portion of the charge for that portion of the year will not be assessed. The charge is deducted proportionately from the Account Value allocated among the Investment Accounts and the Fixed Account(s). The purpose of this fee is to reimburse AUL for the expenses associated with administration of the Contracts and operation of the Variable Account. AUL does not expect to profit from this fee.

Rider Charges

     The addition of any riders will result in additional charges which will be deducted proportionately from the Account Value allocated among the Investment Accounts and the Fixed Account(s).

Other Charges

     AUL may charge the Investment Accounts of the Variable Account for the federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts. No such charge is currently assessed.

Variations in Charges

     AUL may reduce or waive the amount of the annual contract fee for a Contract where the expenses associated with the sale of the Contract or the administrative costs associated with the Contract are reduced. For example, the annual contract fee may be reduced in connection with acquisition of the Contract in exchange for another annuity contract issued by AUL. AUL may also reduce or waive the annual contract fee on Contracts sold to the directors or employees of AUL or any of its affiliates or to directors or any employees of any of the Funds.

Guarantee of Certain Charges

     AUL guarantees that the mortality and expense risk charge shall not increase.

Expenses of the Funds

     Each Investment Account of the Variable Account purchases shares at the net asset value of the corresponding Fund. The net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Fund. The advisory fees and other expenses are not fixed or specified under the terms of the Contract and are described in the Funds' Prospectuses.




DISTRIBUTIONS


Cash Withdrawals


     During the lifetime of the Annuitant, at any time before the Annuity Date and subject to the limitations under any applicable Qualified Plan and applicable law, a Contract may be surrendered or a partial withdrawal may be taken from a Contract. A surrender or withdrawal request will be effective as of the end of the Valuation Date that a Proper Notice is received by AUL at its Home Office. Generally, surrender or withdrawal requests will be paid within seven calendar days.


     If we receive a full surrender request, we will pay the Owner's Account Value as of the end of the Valuation Period, plus any positive or negative market value adjustment on the amounts allocated to the MVA Fixed Accounts.

     A partial withdrawal may be requested for a specified percentage or dollar amount of an Owner's Account Value. Upon payment, the Owner's Account Value will be reduced by an amount equal to the payment, plus any positive or negative market value adjustment on the amounts withdrawn from the MVA Fixed Accounts. We reserve the right to treat requests for a partial withdrawal that would leave an Account Value of less than $5,000 as a request for a full surrender. AUL may change or waive this provision at its discretion. The minimum amount that may be withdrawn from a Contract Owner's Account Value is $500. In addition, Contracts issued in connection with certain retirement programs may be subject to constraints on withdrawals and full surrenders.

     The amount of a partial withdrawal will be taken from the Investment Accounts and the Fixed Account(s) as instructed. If the Owner does not specify, withdrawals will be made in proportion to the Owner's Account Value in the various Investment Accounts and the Fixed Account(s). A partial withdrawal will not be effected until Proper Notice is received by AUL at its Home Office.

     In addition to any applicable market value adjustments, a surrender or a partial withdrawal may be subject to a premium tax charge for any tax on premiums that may be imposed by various states and municipalities. See "Premium Tax Charge." A surrender or withdrawal may result in taxable income and in some cases a tax penalty. See "Tax Penalty." Owners of Contracts used in connection with a Qualified Plan should refer to the terms of the applicable Qualified Plan for any limitations or restrictions on cash withdrawals. The tax consequences of a surrender or withdrawal under the Contracts should be carefully considered. See "Federal Tax Matters."


Loan Privileges

     Loan privileges are only available on Contracts qualified under 403(b). Prior to the Annuitization Date, the Owner of a Contract qualified under 403(b) may receive a loan from the Account Value subject to the terms of the Contract, the specific 403(b) plan, and the Internal Revenue Code, which may impose restrictions on loans.

     Loans from a 403(b) qualified Contract are available beginning 30 days after the Issue Date. The Contract Owner may borrow a minimum of $1,000. Loans may only be secured by the Account Value. In non-ERISA plans, for Account Values up to $20,000, the maximum loan balance which may be outstanding at any time is 80% of the Account Value, but not more than $10,000. If the Account Value is $20,000 or more, the maximum loan balance which may be outstanding at any time is 40% of the Account Value, but not more than $50,000. For ERISA plans, the maximum loan balance which may be outstanding at any time is 50% of the Account Value, but not more than $50,000. The $50,000 limit will be reduced by the highest loan balances owed during the prior one-year period. Additional loans are subject to the contract minimum amount. The aggregate of all loans may not exceed the Account Value limitations stated above.

     All loans are made from the Loan Account. An amount equal to the principal amount of the loan will be transferred to the Loan Account. The Owner can specify the Investment Accounts from which collateral will be transferred. If no allocation is specified, collateral will be transferred from each Investment Account and from the Fixed Account(s) (subject to any applicable market value adjustment) in the same proportion that the Account Value in each Investment Account and the Fixed Account(s) bears to the total Account Value in those accounts on the date the loan is made.

     AUL will charge interest on any outstanding loan at an annual rate of 5%. Interest is due and payable on each Contract Anniversary while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the loan. Due and unpaid interest will be transferred each Contract Anniversary from each Investment Account and the Fixed Account(s) to the Loan Account in the same proportion that each Investment Account value and the Fixed Account(s) bears to the total unloaned Account Value. The amount we transfer will be the amount by which the interest due exceeds the interest which has been credited on the Loan Account.

     The Loan Account will be credited with interest daily at an effective annual rate of not less than 3.0%. Thus the maximum net cost of a loan is 2.0% per year (the net cost of a loan is the difference between the rate of interest charged on indebtedness and the amount credited to the Loan Account). Beginning in the eleventh Policy Year, the amount in the Loan Account securing the loan will be credited with interest at an effective annual rate in excess of the minimum guaranteed rate of 3.0% (currently 4.0%). Thus, the current net cost of the loan would be 1.0% per year. Any interest credited in excess of the minimum guaranteed rate is not guaranteed.

     Loans must be repaid in substantially level payments, not less frequently than quarterly, within five years. Loans used to purchase the principal residence of the Contract Owner may be repaid within 15 years. Loan repayments will be processed in the same manner as a Premium Payment. A loan repayment must be clearly marked as "loan repayment" or it will be credited as a premium.

     If the Contract is surrendered while the loan is outstanding, the Account Value will be reduced by the amount of the loan outstanding plus accrued interest. If the Contract Owner/Annuitant dies while the loan is outstanding, the Death Benefit will be reduced by the amount of the outstanding loan plus accrued interest. If annuity payments start while the loan is outstanding, the Account Value will be reduced by the amount of the outstanding loan plus accrued interest. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer as permitted in the Internal Revenue Code.

     If a loan payment is not made when due, interest will continue to accrue. If a loan payment is not made when due, the entire loan will be treated as a deemed Distribution, may be taxable to the borrower, and may be subject to a tax penalty. Interest which subsequently accrues on defaulted amounts may also be treated as additional deemed Distributions each year. Any defaulted amounts, plus accrued interest, will be deducted from the Contract when the participant becomes eligible for a Distribution of at least that amount, and this amount may again be treated as a Distribution where required by law. Additional loans may not be available while a previous loan remains in default.

     The Company reserves the right to modify the term or procedures if there is a change in applicable law. The Company also reserves the right to assess a loan processing fee.

     Loans may also be subject to additional limitations or restrictions under the terms of the employer's plan. Loans permitted under this Contract may still be taxable in whole or part if the participant has additional loans from other plans or contracts.

Death Proceeds Payment Provisions

     The value of the Death Proceeds will be determined as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received by AUL at its Home Office.

     At the time of application, Contract Owners may select one of two death benefits available under the Contract as listed below (not all death benefit option riders may be available in all states at the time of application)

     If no selection is made at the time of application, the Death Benefit will be the Standard Contractual Death Benefit.

Standard Contractual Death Benefit

     The Death Proceeds under the Standard Contractual Death Benefit are equal to the greater of:

     1) the Account Value less any outstanding loan and accrued interest

     2) the total of all Premiums paid less an adjustment for amounts previously surrendered and less any outstanding loan and accrued interest.

Enhanced One Year Step Up Death Benefit Rider

     The Death Proceeds under the Enhanced One Year Step Up Death Benefit Rider are equal to the greatest of:

     1) the Account Value less any outstanding loan and accrued interest

     2) the total of all Premiums paid less an adjustment for amounts previously surrendered and less any outstanding loan and accrued interest.

     3) the highest Account Value on any Contract Anniversary before the Annuitant's 86th birthday, less an adjustment for amounts previously surrendered, plus Premiums paid less any outstanding loan and accrued interest after the last Contract Anniversary


     After the Annuitant's 86th birthday, the Death Benefit will be equal to the highest Account Value just prior to the Annuitant's 86th birthday, less an adjustment for amounts previously surrendered, plus Premiums paid less any outstanding loan and accrued interest after the last Contract Anniversary.


Death of the Owner

     If the Contract Owner dies before the Annuity Date and the Beneficiary is not the Contract Owner's surviving spouse, the Death Proceeds will be paid to the Beneficiary. Such Death Proceeds will be paid in a lump-sum, unless the Beneficiary elects to have this value applied under a settlement option. If a settlement option is elected, the Beneficiary must be named the Annuitant and payments must begin within one year of the Contract Owner's death. The option also must have payments which are payable over the life of the Beneficiary or over a period which does not extend beyond the life expectancy of the Beneficiary.

     If the Contract Owner dies before the Annuity Date and the Beneficiary is the Contract Owner's surviving spouse, the surviving spouse will become the new Contract Owner. The Contract will continue with its terms unchanged and the Contract Owner's spouse will assume all rights as Contract Owner. Within 120 days of the original Contract Owner's death, the Contract Owner's spouse may elect to receive the Death Proceeds or withdraw any of the Account Value. However, depending upon the circumstances, a tax penalty may be imposed upon such a withdrawal.

     Any amount payable under a Contract will not be less than the minimum required by the law of the state where the Contract is delivered.

Death of the Annuitant

     If the Annuitant dies before the Annuity Date and the Annuitant is not also the Contract Owner, then: (1) if the Contract Owner is not an individual, the Death Proceeds will be paid to the Contract Owner in a lump-sum; or (2) if the Contract Owner is an individual, a new Annuitant may be named and the Contract will continue. If a new Annuitant is not named within 120 days of the Annuitant's death, the Account Value charges, will be paid to the Contract Owner in a lump-sum. The death benefit will be paid to the Beneficiary or Contract Owner, as appropriate, in a single sum or under one of the Annuity Options, as directed by the Contract Owner or as elected by the Beneficiary. If the Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering payout options.

Payments from the Variable Account

     Payment of an amount from the Variable Account resulting from a surrender, partial withdrawal, transfer from an Owner's Account Value allocated to the Variable Account, or payment of the Death Proceeds, normally will be made within seven days from the date Proper Notice is received at AUL's Home Office. However, AUL can postpone the calculation or payment of such an amount to the extent permitted under applicable law, which is currently permissible for any period: (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings; (b) during which trading on the New York Stock Exchange is restricted, as determined by the SEC; (c) during which an emergency, as determined by the SEC, exists as a result of which (1) disposal of securities held by the Variable Account is not reasonably practicable, or (2) it is not reasonably practicable to determine the value of the assets of the Variable Account; or (d) for such other periods as the SEC may by order permit for the protection of investors. For information concerning payment of an amount from the Fixed Account(s), see "The Fixed Account(s)."

Annuity Period

General

     On the Annuity Date, the adjusted value of the Owner's Account Value may be applied to provide an annuity option on a fixed or variable basis, or a combination thereof.

     The Annuity Date is the date chosen for annuity payments to begin. Such date will be the first day of a calendar month unless otherwise agreed upon by us. During the Accumulation Period, you may change the Annuity Date subject to approval by us.

     Annuitization is irrevocable once payments have begun, unless a variable payment annuity with no life contingency is selected.

     When you annuitize, you must choose:

     1. An annuity payout option, and

     2. Either a fixed payment annuity, variable payment annuity, or any available combination.

     A Contract Owner may designate an Annuity Date, Annuity Option, contingent Annuitant, and Beneficiary on an Annuity Election Form that must be received by AUL at its Home Office prior to the Annuity Date. AUL may also require additional information before annuity payments commence. If the Contract Owner is an individual, the Annuitant may be changed at any time prior to the Annuity Date. The Annuitant must also be an individual and must be the Contract Owner, or someone chosen from among the Contract Owner's spouse, parents, brothers, sisters, and children. Any other choice requires AUL's consent. If the Contract Owner is not an individual, a change in the Annuitant will not be permitted without AUL's consent. The Beneficiary, if any, may be changed at any time and the Annuity Date and the Annuity Option may also be changed at any time prior to the Annuity Date. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the Qualified Plan for pertinent limitations regarding annuity dates and options.

Fixed Payment Annuity

     The payment amount under a Fixed Payment Annuity option will be determined by applying the selected portion of the Contract Proceeds to the Fixed Payment Annuity table then in effect, after deducting applicable premium taxes. The annuity payments are based upon annuity rates that vary with the Annuity Option selected and the age of the Annuitant, except that in the case of Option 1, Income for a Fixed Period, age is not a consideration. Payments under the Fixed Payment Annuity are guaranteed as to dollar amount for the duration of the Annuity Period.

Variable Payment Annuity

     The first payment amount under a Variable Payment Annuity option is set at the first valuation date after the Annuity Date by applying the selected portion of the Contract Proceeds to the Variable Payment Annuity table you select, after deducting applicable premium taxes. Payments under the Variable Payment Annuity option will vary depending on the performance of the underlying Investment Accounts. The dollar amount of each variable payment may be higher or lower than the previous payment.


     1. Annuity Units and Payment Amount - The dollar amount of the first payment is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. The number of Annuity Units established remains fixed during the annuity payment period. The dollar amount of subsequent annuity payments is determined by multiplying the fixed number of Annuity Units by the Annuity Unit Value for the Valuation Period in which the payment is due.

     2. Assumed Investment Rate - The Assumed Investment Rate (AIR) is the investment rate built into the Variable Payment Annuity table used to determine your first annuity payment. You may select an AIR from 3%, 4% or 5% when you annuitize. A higher AIR means you would receive a higher initial payment, but subsequent payments would rise more slowly or fall more rapidly. A lower AIR has the opposite effect. If actual investment experience equals the AIR you choose, annuity payments will remain level.

     3. Value of an Annuity Unit - The value of an Annuity Unit for an Investment Account for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated, and multiplying the result by an interest factor to neutralize the AIR built into the Variable Payment Annuity table which you selected.

     4. Transfers - During the Annuity Period, transfers between Investment Accounts must be made in writing. We reserve the right to restrict transfers to no more frequently than once a year. Currently, there are no restrictions. Transfers will take place on the anniversary of the Annuity Date unless otherwise agreed to by us.

Payment Options

     All or any part of the proceeds paid at death or upon full surrender of this Contract may be paid in one sum or according to one of the following options:

     1. Income for a Fixed Period. Proceeds are payable in monthly installments for a specified number of years, not to exceed 20.

     2. Life Annuity. Proceeds are payable in monthly installments for as long as the payee lives. A number of payments can be guaranteed, such as 120, or the number of payments required to refund the proceeds applied.

     3. Survivorship Annuity. Proceeds are payable in monthly installments for as long as either the first payee or surviving payee lives.

     The Contract Proceeds may be paid in any other method or frequency of payment acceptable by us.

     Contract Proceeds payable in one sum will accumulate at interest from the date of death or surrender to the payment date at the rate of interest then paid by us or at the rate specified by statute, whichever is greater.

Selection of an Option

     Contract Owners should carefully review the Annuity Options with their financial or tax advisers. For Contracts used in connection with a Qualified Plan, the terms of the applicable Qualified Plan should be referenced for pertinent limitations respecting the form of annuity payments, the commencement of distributions, and other matters. For instance, annuity payments under a Qualified Plan generally must begin no later than April 1 of the calendar year following the calendar year in which the Contract Owner reaches age 70 1/2 if the Participant is no longer employed. For Option 1, Income for a Fixed Period, the period elected for receipt of annuity payments under the terms of the Annuity Option generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2 and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. Under Option 3, Survivorship Annuity, if the contingent Annuitant is not the Annuitant's spouse and is more than 10 years younger than the Annuitant, the 100% election specified above may not be available.

                                THE FIXED ACCOUNT(S)

Summary of the Fixed Accounts


     Premiums designated to accumulate on a fixed basis may be allocated to one of several Fixed Accounts which are part of AUL's general account. Either Market Value Adjusted (MVA) Fixed Account(s) or a Non-MVA fixed account will be available under the contract. THE MVA AND NON-MVA FIXED ACCOUNT(S) MAY NOT BE AVAILABLE IN ALL STATES.


     Contributions or transfers to the Fixed Account(s) become part of AUL's General Account. The General Account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of other jurisdictions in which the Contracts are distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account(s) have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account(s) has not been registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account(s) nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. AUL has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account(s). This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Variable Account and contains only selected information regarding the Fixed Account(s). For more information regarding the Fixed Account(s), see the Contract itself.

Non-Market  Value  Adjusted  Fixed  Account

     The Account Value in the Fixed Account earns interest at one or more interest rates determined by AUL at its discretion and declared in advance ("Current Rate"), which are guaranteed by AUL to be at least an annual effective rate of 3% ("Guaranteed Rate"). AUL will determine a Current Rate from time to time and, generally, any Current Rate that exceeds the Guaranteed Rate will be effective for the Contract for a period of at least one year. We reserve the right to change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest. AUL bears the investment risk for Owner's Non-MVA Fixed
Account(s) values and for paying interest at the Current Rate on amounts allocated to the Non-MVA Fixed Account(s).

Market Value Adjusted Fixed Account

     Market Value Adjusted Fixed Accounts provide a guaranteed rate of interest over five different Guaranteed Periods: one (1), three (3), five (5), seven (7) or ten (10) years. A guaranteed interest rate, determined and declared by the Company for any Guaranteed Period selected, will be credited unless a distribution from the Market Value Adjusted Fixed Account occurs for any reason. The minimum amount of any allocation made to a Market Value Adjusted Fixed Account must be $1,000. MARKET VALUE ADJUSTED FIXED ACCOUNTS MAY NOT BE AVAILABLE IN EVERY STATE JURISDICTION.

     Generally, the market value adjustment will increase or decrease the value of distributed proceeds depending on how prevailing interest rates compare to the market value adjusted option rates in effect. When prevailing rates are lower than the market value adjusted option rate in effect for the Guaranteed Period elected, distribution proceeds will increase in value. Conversely, when prevailing rates are higher than the Market Value Adjusted option rate in effect for the Guaranteed Period elected, distribution proceeds will decrease in value. In no event will the adjustment reduce the Cash Value attributable to that MVA Fixed Account below that necessary to satisfy statutory nonforfeiture requirements. The effect of a market value adjustment should be carefully considered before electing to surrender allocations in a Market Value Adjusted Fixed Account.

     During the MVA Free Window, you may transfer or withdraw amounts from MVA Fixed Accounts with expiring Guaranteed Periods without Market Value Adjustment. The MVA Free Window is currently set at 30 days prior to the end of the maturity duration selected. We reserve the right to change the MVA Free Window. Such amounts may be transferred to the Investment Accounts or reinvested in different MVA Fixed Accounts for different Guaranteed Periods. If you take no such action, the amount available at the end of the Guaranteed Period will be remain in the MVA Fixed Account and a new Guaranteed Period will apply. We will notify you of the interest rate declared on any such reinvestment.

     Market Value Adjusted Fixed Accounts are available during the accumulation phase of a Contract only and are not available as fixed accounts during the annuitization phase of a Contract. In addition, Market Value Adjusted Fixed Accounts are not available for use in conjunction with Contract Owner services such as dollar cost averaging and portfolio rebalancing.




Withdrawals

     A Contract Owner may make a full surrender or a partial withdrawal from his or her Fixed Account Value subject to the provisions of the Contract. A full surrender of a Contract Owner's Fixed Account Value will result in a withdrawal payment equal to the value of the Contract Owner's Fixed Account Value as of the day the surrender is effected, minus any applicable market value adjustment. A partial withdrawal may be requested for a specified percentage or dollar amount of the Contract Owner's Fixed Account Value. For a further discussion of surrenders and partial withdrawals as generally applicable to a Contract Owner's Variable Account Value and Fixed Account Value, see "Cash Withdrawals."

Transfers

     The Contract Owner's Fixed Account Values may be transferred from the Fixed Account(s) to the Variable Account subject to certain limitations. The minimum amount that may be transferred from a Fixed Account is $500 or, if that Fixed Account Value is less than $500 after the transfer, the Contract Owner's remaining Account Value in that Fixed Account. If the amount remaining in a Fixed Account after a transfer would be less than $500, the remaining amount will be transferred with the amount that has been requested.

     The maximum amount that may be transferred in any one Contract Year from a Non-MVA Fixed Account is the lesser of 20% of that Non-MVA Fixed Account Value as of the last Contract Anniversary or the entire Non-MVA Fixed Account Value if it would be less than $500 after the transfer. Transfers and withdrawals of a Contract Owner's Non-MVA Fixed Account Value will be effected on a last-in first-out basis.

     Transfers from MVA Fixed Accounts may be subject to market value adjustment. Transfers from MVA Fixed Accounts to the Variable Account are not subject to the 20% Fixed Account transfer limitation. Transfers and withdrawals of a Contract Owner's MVA Fixed Account Value will be made from the Guaranteed Periods you have indicated.

     For a discussion of transfers as generally applicable to a Contract Owner's Variable Account Value and Fixed Account Value, see "Transfers of Account Value."

Contract Charges

     The annual contract fee will be the same whether or not a Owner's Contract Value is allocated to the Variable Account or the Fixed Account(s). The charge for mortality and expense risks will not be assessed against the Fixed Account(s), and any amounts that AUL pays for income taxes allocable to the Variable Account will not be charged against the Fixed Account(s). In addition, the investment advisory fees and operating expenses paid by the Funds will not be paid directly or indirectly by Contract Owners to the extent the Account Value is allocated to the Fixed Account(s); however, such Contract Owners will not participate in the investment experience of the Variable Account. See "Charges and Deductions."

Payments from the Fixed Account(s)

     Surrenders, cash withdrawals, and transfers from the Fixed Account(s) and payment of Death Proceeds based upon a Contract

Owner's Fixed Account Values may be delayed for up to six months after a written request in proper form is received by AUL at its Home Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the Contract Owner's Fixed Account Values.

                            MORE ABOUT THE CONTRACTS

Designation and Change of Beneficiary

     The Beneficiary designation contained in an application for the Contracts will remain in effect until changed. The interests of a Beneficiary who dies before the Contract Owner will pass to any surviving Beneficiary, unless the Contract Owner specifies otherwise. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Contract Owner prior to the Annuity Date, the Contract Owner's estate is the Beneficiary. Unless otherwise provided, if no designated Beneficiary under an Annuity Option is living after the Annuity Date, upon the death of the Annuitant, the Owner is the Beneficiary. If the Contract Owner is not an individual, the Contract Owner will be the Beneficiary.

     Subject to the rights of an irrevocably designated Beneficiary, the designation of a Beneficiary may be changed or revoked at any time while the Contract Owner is living by filing with AUL a written beneficiary designation or revocation in such form as AUL may require. The change or revocation will not be binding upon AUL until it is received by AUL at its Home Office. When it is so received, the change or revocation will be effective as of the date on which the beneficiary designation or revocation was signed, but the change or revocation will be without prejudice to AUL if any payment has been made or any action has been taken by AUL prior to receiving the change or revocation.

     For Contracts issued in connection with Qualified Plans, reference should be made to the terms of the particular Qualified Plan, if any, and any applicable law for any restrictions on the beneficiary designation. For instance, under an Employee Benefit Plan, the Beneficiary (or contingent Annuitant) must be the Contract Owner's spouse if the Contract Owner is married, unless the spouse properly consents to the designation of a Beneficiary (or contingent Annuitant) other than the spouse.

Assignability

     A Contract Owner may assign a Contract, but the rights of the Contract Owner and any Beneficiary will be secondary to the interests of the assignee. AUL assumes no responsibility for the validity of an assignment. Any assignment will not be binding upon AUL until received in writing at its Home Office. Because an assignment may be a taxable event, Contract Owners should consult a tax advisor as to the tax consequences resulting from such an assignment.

Proof of Age and Survival

     AUL may require proof of age, sex, or survival of any person on whose life annuity payments depend.

Misstatements

     If the age or sex of an Annuitant or contingent Annuitant has been misstated, the correct amount paid or payable by AUL shall be such as the Contract would have provided for the correct age and sex.

Acceptance of New Premiums

     AUL reserves the right to refuse to accept new premiums for a Contract at any time.

Optional Benefits

     There are several riders available at time of application which are described below. These riders carry their own charges which are described in the Expense Table in this Prospectus.


Guaranteed Minimum Annuitization Benefit Rider

     For those contracts which have elected the Guaranteed Minimum Annuitization Benefit Rider at the time of application, the following provisions apply. If your Contract is annuitized at any time after the tenth Contract Anniversary, the amount applied to the annuity table then current will be the greater of:

1. The Contract Proceeds at that time, or

2. The total of all Premiums paid with interest credited at the rate shown on the Policy Data Page, less an adjustment for amounts previously withdrawn.

     Any transfer of Account Value to any Investment Account not listed on the Policy Data Page as approved for use with this benefit will terminate the rider.

Long Term Care Facility and Terminal Illness Benefit Rider

     For those Contracts which have elected a Long Term Care Facility and Terminal Illness rider at the time of application, the following provisions apply. Surrender charges on withdrawals will not apply if a Contract Owner is confined for a continuous 90 day period to a Long Term Care Facility or a 30 day period to a hospital, as defined by the rider provisions. In addition, upon receipt of a physician's letter at the Company's Home Office, no surrender charges will be deducted upon withdrawals if the Contract Owner has been diagnosed by that physician to have a terminal illness as defined by the rider provisions.

     The Contract Owner may be subject to income tax on all or a portion of any such withdrawals and to a tax penalty if the Contract Owner takes withdrawals prior to age 59 1/2 (see "Federal Tax Matters, Additional Considerations, Contracts Owned by Non-Natural Persons").

                               FEDERAL TAX MATTERS
INTRODUCTION

     The Contracts described in this Prospectus are designed for use in connection with non-tax qualified retirement plans for individuals and for use by individuals in connection with retirement plans under the provisions of Sections 401(a), 403(b), 457, 408 or 408A of the Internal Revenue Code ("Code"). The ultimate effect of Federal income taxes on values under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee, may depend upon the type of plan for which the Contract is purchased and a number of different factors. The discussion contained herein and in the Statement of Additional Information is general in nature. It is based upon AUL's understanding of the present Federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS. Future legislation may affect annuity contracts adversely. Moreover, no attempt is made to consider any applicable state or other laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the terms of the plan and the particular circumstances of the individual involved, any person contemplating the purchase of a Contract, or receiving annuity payments under a Contract, should consult a qualified tax adviser.

AUL DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS. CONSULT YOUR TAX ADVISOR.

DIVERSIFICATION STANDARDS

     Treasury Department regulations under Section 817(h) of the Code prescribe asset diversification requirements which are expected to be met by the investment companies whose shares are sold to the Investment Accounts. Failure to meet these requirements would jeopardize the tax status of the Contracts. See the Statement of Additional Information for additional details.

     In connection with the issuance of the regulations governing diversification under Section 817(h) of the Code, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account.

     If the variable contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in a contract owner's gross income. It is not clear, at present, what these regulations or rulings may provide. It is possible that when the regulations or rulings are issued, the Contracts may need to be modified in order to remain in compliance. AUL intends to make reasonable efforts to comply with any such regulations or rulings so that the Contracts will be treated as annuity contracts for Federal income tax purposes and reserves the right to make such changes as it deems appropriate for that purpose.

TAXATION OF ANNUITIES IN GENERAL - NON-QUALIFIED PLANS

     Section 72 of the Code governs taxation of annuities. In general, a Contract Owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" below and "Diversification Standards" above.

  1. Surrenders or Withdrawals Prior to the Annuity Date

     Code Section 72 provides that amounts received upon a total or partial surrender or withdrawal from a contract prior to the annuity date generally will be treated as gross income to the extent that the cash value of the contract (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." In general, the "investment in the contract" is that portion, if any, of premiums paid under a contract less any distributions received previously under the contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a contract. Similarly, loans under an contract generally are treated as distributions under the contract.

   2. Surrenders or Withdrawals on or after the Annuity Date

     Upon receipt of a lump-sum payment or an annuity payment under an annuity contract, the recipient is taxed if the cash value of the contract exceeds the investment in the contract. For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. That remaining portion of each payment is taxed at ordinary income rates. Once the excludable portion of annuity payments to date equals the investment in the contract, the balance of the annuity payments will be fully taxable.

     Withholding of Federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies AUL of that election. Special rules apply to withholding on distributions from Employee Benefit Plans that are qualified under Section 401(a) of the Internal Revenue Code.

  3. Penalty Tax on Certain Surrenders and Withdrawals

     With respect to amounts withdrawn or distributed before the recipient reaches age 59 1/2, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (1) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (2) attributable to the recipient's becoming totally disabled within the meaning of Code Section 72(m)(7); or (3) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the recipient, or the joint lives (or joint life expectancies) of the recipient and his beneficiary. The 10% penalty also does not apply in certain other circumstances described in Code Section 72.

     If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (3) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined in accordance with IRS regulations) equal to the tax that would have been imposed but for item (3) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the recipient attains age 59 1/2, or (b) before the recipient reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS

  1. Distribution-at-Death Rules

     In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if the owner dies on or after the Annuity Commencement Date, and before the entire interest in the contract has been distributed, the remaining interest must be distributed at least as quickly as the method in effect on the owner's death; and (b) if the owner dies before the Annuity Date, the entire interest in the contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the designated beneficiary is the spouse of the owner, the contract may be continued in the name of the spouse as owner.

     For purposes of determining the timing of distributions under the foregoing rules, where the owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining how generally distributions must commence, unless the sole surviving owner is the deceased owner's spouse.

  2. Gift of Annuity Contracts

     Generally, gifts of contracts (not purchased in connection with a Qualified
Plan) before the Annuity Commencement Date will trigger income tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor's income. This provision does not apply to certain transfers incident to a divorce. The 10% penalty tax on pre-age 59 1/2 withdrawals and distributions and gift tax also may be applicable.

  3. Contracts Owned by Non-Natural Persons

     If the contract is held by a non-natural person (for example, a corporation in connection with its non-tax qualified deferred compensation plan) the income on that contract (generally the net surrender value less the premium payments and amounts includable in gross income for prior taxable years with respect to the contract) is includable in taxable income each year. Other taxes (such as the alternative minimum tax and the environmental tax imposed under Code Section
59A) may also apply. The rule does not apply where the contract is acquired by the estate of a decedent, where the contract is held by certain types of retirement plans, where the contract is a qualified funding asset for structured settlements, where the contract is purchased on behalf of an employee upon termination of an Employee Benefit Plan, and in the case of a so-called immediate annuity. Code Section 457 (deferred compensation) plans for employees of state and local governments and tax-exempt organizations are not within the purview of the exceptions. However, the income of state and local governments and tax-exempt organizations generally is exempt from federal income tax.

  4. Multiple Contract Rule

     For  purposes  of  determining  the amount of any  distribution  under Code
Section 72(e) (amounts not received as annuities) that is includable in gross income, all annuity contracts issued by the same insurer to the same contract owner during any calendar year must be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Commencement Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts. In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule.

QUALIFIED PLANS

     The Contract may be used with certain types of Qualified Plans as described under "The Contracts." The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Contract Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans will be subject to the terms and conditions of the plans themselves and may be limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, AUL may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the Code or the Employee Retirement Income Security Act of 1974 ("ERISA"). Consequently, a Contract Owner's Beneficiary designation or elected payment option may not be enforceable.

    The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

  1. Individual Retirement Annuities

     Code Section 408 permits an eligible individual to contribute to an individual retirement program through the purchase of Individual Retirement Annuities ("IRAs"). The Contract may be purchased as an IRA. IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and the time when distributions must commence. Depending upon the circumstances of the individual, contributions to an IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted, or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not exceed $2,000, reduced by any contribution to that individual's Roth IRA. In addition, distributions from certain other types of Qualified Plans may be placed on a tax-deferred basis into an IRA.

  2. Roth IRA

     Effective January 1, 1998, a Roth IRA under Code Section 408A is available for retirement savings for individuals with earned income. The Contract may be purchased as a Roth IRA. Roth IRA allows an individual to contribute non-deductible contributions for retirement purposes, with the earnings income tax-deferred, and the potential ability to withdraw the money income tax-free under certain circumstances. Roth IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and the time when distributions must commence. Roth IRAs may not be transferred, sold, assigned, discounted, or pledged as collateral for a loan or other obligation. The annual premium for a Roth IRA may not exceed $2,000, reduced by any contribution to that individual's IRA. In addition, a taxpayer may elect to convert an IRA to a Roth IRA, accelerating deferred income taxes on previous earnings in the IRA to a current year.

  3. Corporate Pension and Profit Sharing Plans

     Code Section 401(a) permits employers to establish various types of retirement plans for their employees. For this purpose, self-employed individuals (proprietors or partners operating a trade or business) are treated as employees eligible to participate in such plans. Such retirement plans may permit the purchase of Contracts to provide benefits thereunder.

     In order for a retirement plan to be "qualified" under Code Section 401(a), it must: (1) meet certain minimum standards with respect to participation, coverage and vesting; (2) not discriminate in favor of "highly compensated" employees; (3) provide contributions or benefits that do not exceed certain limitations; (4) prohibit the use of plan assets for purposes other than the exclusive benefit of the employees and their beneficiaries covered by the plan;
(5) provide for distributions that comply with certain minimum distribution requirements; (6) provide for certain spousal survivor benefits; and (7) comply with numerous other qualification requirements.

     A retirement plan qualified under Code Section 401(a) may be funded by employer contributions, employee contributions or a combination of both. Plan participants are not subject to tax on employer contributions until such amounts are actually distributed from the plan. Depending upon the terms of the particular plan, employee contributions may be made on a pre-tax or after-tax basis. In addition, plan participants are not taxed on plan earnings derived from either employer or employee contributions until such earnings are distributed.

  4. Tax-Deferred Annuities

     Section 403(b) of the Code permits the purchase of "tax-deferred annuities" by public schools and organizations described in Section 501(c)(3) of the Code, including certain charitable, educational and scientific organizations. These qualifying employers may pay premiums under the Contracts for the benefit of their employees. Such premiums are not includable in the gross income of the employee until the employee receives distributions from the Contract. The amount of premiums to the tax-deferred annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

  5.  Deferred Compensation Plans

     Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments as well as tax-exempt organizations described in Section 501(c)(3) of the Code to defer a portion of
their  compensation   without  paying  current  taxes.  Distributions received
by an employee from a 457 Plan will be taxed as ordinary income.

Qualified Plan Federal Taxation Summary

     The above description of the Federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contract Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser with regard to the suitability of them Contract as an investment vehicle for the Qualified Plan.

     Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan (other than a 457 program) that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

     Nonperiodic distributions (e.g., lump-sums and annuities or installment payments of less than 10 years) from a Qualified Plan (other than a 457 program or an IRAs are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible Qualified Plan or IRA. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

     Distributions from a 457 program are subject to the normal wage withholding rules.

403(b) PROGRAMS - CONSTRAINTS ON WITHDRAWALS

     Section 403(b) of the Internal Revenue Code permits public school employees and employees of organizations specified in Section 501(c)(3) of the Internal Revenue Code, such as certain types of charitable, educational, and scientific organizations, to purchase annuity contracts, and subject to certain limitations, to exclude the amount of purchase payments from gross income for federal tax purposes. Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of
Section 403(b) that apply to tax years beginning on or after January 1, 1989.

     Section   403(b)   requires   that   distributions   from  Section   403(b)
tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement not begin before the employee reaches age 59 1/2, separates from service, dies, becomes disabled, or incurs a hardship. Furthermore, distributions of income or gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a principal residence, or paying certain tuition expenses.

     An Owner of a Contract purchased as a tax-deferred Section 403(b) annuity contract will not, therefore, be entitled to exercise the right of surrender or withdrawal, as described in this Prospectus, in order to receive his or her Contract Value attributable to premiums paid under a salary reduction agreement or any income or gains credited to such Contract Owner under the Contract unless one of the above-described conditions has been satisfied, or unless the withdrawal is otherwise permitted under applicable federal tax law. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) Program, the withdrawal constraints described above would not apply to the amount transferred to the Contract attributable to a Contract Owner's December 31, 1988 account balance under the old contract, provided that the amounts transferred between contracts meets certain conditions. An Owner's Contract may be able to be transferred to certain other investment or funding alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

                                OTHER INFORMATION

VOTING OF SHARES OF THE FUNDS

     AUL is the legal owner of the shares of the Portfolios of the Funds held by the Investment Accounts of the Variable Account. In accordance with its view of present applicable law, AUL will exercise voting rights attributable to the shares of the Funds held in the Investment Accounts at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the 1940 Act. AUL will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account and consistent with any requirements imposed on AUL under contracts with any of the Funds, or under applicable law. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

     The person having the voting interest under a Contract is the Contract Owner. AUL or the pertinent Fund shall send to each Contract Owner a Fund's proxy materials and forms of instruction by means of which instructions may be given to AUL on how to exercise voting rights attributable to the Fund's shares.

     Unless otherwise required by applicable law or under a contract with any of the Funds, with respect to each of the Funds, the number of Fund shares as to which voting instructions may be given to AUL is determined by dividing the value of all of the Accumulation Units of the corresponding Investment Account attributable to a Contract on a particular date by the net asset value per share of that Fund as of the same date. After the Annuity Date, the number of Fund shares as to which voting instructions may be given to AUL is determined by dividing the value of all of the Annuity Units by the net asset value per share of that Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by a Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC or under a contract with any of the Funds, AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of the Fund. Voting instructions may be cast in person or by proxy.

     Voting rights attributable to the Contracts for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all Contracts participating in that Investment Account. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Fund offers it shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law or contract, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for Contracts participating in the Investment Account.

     Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Owners or others to instruct the voting of shares of any of the Funds.

SUBSTITUTION OF INVESTMENTS

     AUL reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any Investment Account may purchase. If shares of any or all of the Funds should no longer be available for investment, or if, in the judgment of AUL's management, further investment in shares of any or all of the Funds should become inappropriate in view of the purposes of the Contracts, AUL may substitute shares of another fund for shares already purchased, or to be purchased in the future under the Contracts. AUL may also purchase, through the Variable Account, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Contract Owners or as permitted by Federal law.

     Where required under applicable law, AUL will not substitute any shares attributable to a Contract Owner's interest in an Investment Account or the Variable Account without notice, Contract Owner approval, or prior approval of the SEC or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators.

     AUL also reserves the right to establish additional Investment Accounts of the Variable Account that would invest in another investment company, a series thereof, or other suitable investment vehicle. New Investment Accounts may be established in the sole discretion of AUL, and any new Investment Account will be made available to existing Contract Owners on a basis to be determined by AUL. AUL may also eliminate or combine one or more Investment Accounts or cease permitting new allocations to an Investment Account if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     Subject to any required regulatory approvals, AUL reserves the right to transfer assets of any Investment Account of the Variable Account to another separate account or Investment Account.

     In the event of any such substitution or change, AUL may, by appropriate endorsement, make such changes in these and other Contracts as may be necessary or appropriate to reflect such substitution or change. AUL reserves the right to operate the Variable Account as a management investment company under the 1940 Act or any other form permitted by law, an Investment Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of AUL or an affiliate thereof. Subject to compliance with applicable law, AUL also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

     AUL reserves the right, without the consent of Contract Owners, to make any change to the provisions of the Contracts to comply with, or to give Contract Owners the benefit of, any Federal or state statute, rule, or regulation, including, but not limited to, requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

RESERVATION OF RIGHTS

     AUL reserves the right to refuse to accept new premiums under a Contract and to refuse to accept any application for a Contract.

PERIODIC REPORTS

     AUL will send quarterly statements showing the number, type, and value of Accumulation Units credited to the Contract. AUL will also send statements reflecting transactions in a Contract Owner's Account as required by applicable law. In addition, every person having voting rights will receive such reports or Prospectuses concerning the Variable Account and the Funds as may be required by the 1940 Act and the 1933 Act.

LEGAL PROCEEDINGS

     There are no legal proceedings pending to which the Variable Account or the Variable Account's principal underwriter or depositor (or any subsidiary) is a party, or which would materially affect the Variable Account.

LEGAL MATTERS

     Legal  matters  in  connection  with the  issue  and sale of the

Contracts described in this Prospectus and the organization of AUL, its authority to issue the Contracts under Indiana law, and the validity of the forms of the Contracts under Indiana law have been passed upon by the Associate General Counsel of AUL.

     Legal matters relating to the Federal securities and Federal income tax laws have been passed upon by Dechert Price & Rhoads, Washington, D.C.

FINANCIAL STATEMENTS


     Financial statements of AUL as of December 31, 1999, are included in the Statement of Additional Information.




                             PERFORMANCE INFORMATION

     Performance information for the Investment Accounts is shown under "Performance of the Investment Accounts." Performance information for the Investment Accounts may also appear in promotional reports and sales literature to current or prospective Contract Owners in the manner described in this section. Performance information in promotional reports and literature may include the yield and effective yield of the Investment Account investing in the Money Market Investment Account, the yield of the remaining Investment Accounts, the average annual total return and the total return of all Investment Accounts. For information on the calculation of current yield and effective yield, see the Statement of Additional Information.

     Quotations of average annual total return for any Investment Account will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Investment Account), and will reflect the deduction of the mortality and expense risk charge, and if applicable, the Annual Contract Fee. Hypothetical quotations of average annual total return may also be shown for an Investment Account for periods prior to the time that the Investment Account commenced operations based upon the performance of the mutual fund portfolio in which that Investment Account invests, and will reflect the deduction of the Annual Contract Fee and the mortality and expense risk charge as if, and to the extent, that such charges had been applicable. Quotations of total return, actual and hypothetical, may simultaneously be shown that do not take into account certain contractual charges such as the Annual Contract Fee and may be shown for different periods.

     Performance information for any Investment Account reflects only the performance of a hypothetical Contract under which Contract Value is allocated to an Investment Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Fund in which the Investment Account invests, and the market conditions during the given time period, and should not be considered as representation of what may be achieved in the future. For a description of the methods used to determine yield and total return in promotional reports and literature for the Investment Accounts, information on possible uses for performance, and other information, see the Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION

     The Statement of Additional Information contains more specific information and financial statements relating to AUL. The Table of Contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY..................................................................    3
DISTRIBUTION OF CONTRACTS........................................................................    3
CUSTODY OF ASSETS................................................................................    3
TAX STATUS OF AUL AND THE VARIABLE ACCOUNT.......................................................    3
TAX TREATMENT OF AND LIMITS ON PREMIUMS UNDER RETIREMENT PLANS...................................  3-6
  403(b) Programs................................................................................    4
  408 and 408A Programs..........................................................................    4
  457 Programs...................................................................................
  Employee Benefit Plans.........................................................................    5
  Tax Penalty for All Annuity Contracts..........................................................    5
  Withholding for Employee Benefit Plans and Tax-Deferred Annuities..............................    5
INDEPENDENT ACCOUNTANTS..........................................................................    6
PERFORMANCE INFORMATION..........................................................................  6-7


FINANCIAL STATEMENTS............................................................................. 8-20


A Statement of Additional Information may be obtained without charge by calling or writing to AUL at the telephone number and address set forth in the front of this Prospectus. A postage pre-paid envelope is included for this purpose.

================================================================================


          No dealer, salesman or any other person is authorized by the AUL American Individual Variable Annuity Unit Trust or by AUL to give any information or to make any representation other than as contained in this Prospectus in connection with the offering described herein.

          There has been filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, with respect to the offering herein described. For further information with respect to the AUL American Individual Variable Annuity Unit Trust, AUL and its variable annuities, reference is made thereto and the exhibits filed therewith or incorporated therein, which include all contracts or documents referred to herein.


================================================================================






                Individual Flexible Premium Deferred Variable Annuity
                         (No Withdrawal Charge Contract)
                      Individual Variable Annuity Contracts


                                     Sold By

                                 AMERICAN UNITED
                            LIFE INSURANCE COMPANY(R)


                               One American Square
                           Indianapolis, Indiana 46282


                                   PROSPECTUS



                               Dated: May 1, 2000



================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2000


              Individual Flexible Premium Deferred Variable Annuity
                         (No Withdrawal Charge Contract)
                      Individual Variable Annuity Contracts


                                   Offered By


                    American United Life Insurance Company(R)
                               One American Square
                           Indianapolis, Indiana 46282
                                 (317) 285-1877


                 Individual Annuity Service Office Mail Address:
                 P.O. Box 7127, Indianapolis, Indiana 46206-7127
                                 (800) 863-9354



          This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for Individual Flexible Premium Deferred Variable Annuity (No Withdrawal Charge Contract), dated May 1, 2000.


          A Prospectus is available without charge by calling the number listed above or by mailing the Business Reply Mail card included in this Statement of Additional Information to American United Life Insurance Company(R) ("AUL") at the address listed above.

                                TABLE OF CONTENTS
Description                                                                                        Page

GENERAL INFORMATION AND HISTORY.................................................................    3

DISTRIBUTION OF CONTRACTS.......................................................................    3

CUSTODY OF ASSETS...............................................................................    3

TAX STATUS OF AUL AND THE VARIABLE ACCOUNT......................................................    3

TAX TREATMENT OF AND LIMITS ON PREMIUMS UNDER RETIREMENT PROGRAMS...............................  3-6
  403(b) Programs...............................................................................    4
  408 and 408A Programs.........................................................................    4
  457 Programs..................................................................................
  Employee Benefit Plans........................................................................    5
  Tax Penalty for All Annuity Contracts.........................................................    5
  Withholding for Employee Benefit Plans and Tax-Deferred Annuities.............................    5

INDEPENDENT ACCOUNTANTS.........................................................................    6

PERFORMANCE INFORMATION.........................................................................  6-7


FINANCIAL STATEMENTS............................................................................ 8-20

                         GENERAL INFORMATION AND HISTORY

     For a general description of AUL and AUL American Individual Variable Annuity Unit Trust (the "Variable Account"), see the section entitled "Information about AUL, The Variable Account, and The Funds" in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the Prospectus.

                           DISTRIBUTION OF CONTRACTS

     AUL is the Principal Underwriter for the variable annuity contracts (the "Contracts") described in the Prospectus and in this Statement of Additional Information. AUL is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer. The Contracts are currently being sold in a continuous offering. While AUL does not anticipate discontinuing the offering of the Contracts, it reserves the right to do so. The Contracts are sold by registered representatives of AUL who are also licensed insurance agents.

     AUL also has sales agreements with various broker-dealers under which the Contracts will be sold by registered representatives of the broker-dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable annuity contracts. The broker-dealers are required to be registered with the SEC and members of the National Association of Securities Dealers, Inc.

     AUL serves as the Principal Underwriter without compensation from the Variable Account.

                                CUSTODY OF ASSETS

     The assets of the Variable Account are held by AUL. The assets are maintained separate and apart from the assets of other separate accounts of AUL and from AUL's General Account assets. AUL maintains records of all purchases and redemptions of shares of the Funds.

                   TAX STATUS OF AUL AND THE VARIABLE ACCOUNT

     The operations of the Variable Account form a part of AUL, so AUL will be responsible for any Federal income and other taxes that become payable with respect to the income of the Variable Account. Each Investment Account will bear its allocable share of such liabilities, but under current law, no dividend, interest income, or realized capital gain attributable, at a minimum, to appreciation of the Investment Accounts will be taxed to AUL to the extent it is applied to increase reserves under the Contracts.

     Each of the Funds in which the Variable Account invests has advised AUL that it intends to qualify as a "regulated investment company" under the Code. AUL does not guarantee that any Fund will so qualify. If the requirements of the Code are met, a Fund will not be taxed on amounts distributed on a timely basis to the Variable Account. Were such a Fund not to so qualify, the tax status of the Contracts as annuities might be lost, which could result in immediate taxation of amounts earned under the Contracts (except those held in Employee Benefit Plans and 408 Programs).

     Under regulations promulgated under Code Section 817(h), each Investment Account must meet certain diversification standards. Generally, compliance with these standards is determined by taking into account an Investment Account's share of assets of the appropriate underlying Fund. To meet this test, on the last day of each calendar quarter, no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For the purposes of Section 817(h), securities of a single issuer generally are treated as one investment, but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers.

        TAX TREATMENT OF AND LIMITS ON PREMIUMS UNDER RETIREMENT PROGRAMS

     The Contracts may be offered for use with several types of qualified or non-qualified retirement programs as described in the Prospectus. The tax rules applicable to Owners of Contracts used in connection with qualified retirement programs vary according to the type of retirement plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of the Contracts with the various types of qualified retirement programs.

     Owners, Annuitants, Beneficiaries and other payees are cautioned that the rights of any person to any benefits under these programs may be subject to the terms and conditions of the Qualified Plans themselves, regardless of the terms and conditions of the Contracts issued in connection therewith.

     Generally, no taxes are imposed on the increases in the value of a Contract by reason of investment experience or employer contributions until a distribution occurs, either as a lump-sum payment or annuity payments under an elected Annuity Option or in the form of cash withdrawals, surrenders, or other distributions prior to the Annuity Date.

     The amount of premiums that may be paid under a Contract issued in connection with a Qualified Plan are subject to limitations that may vary depending on the type of Qualified Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or in the case of distributions of amounts contributed under salary reduction agreements, could cause the Qualified Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Qualified Plan or subject the Annuitant to penalty taxes. As a result, the minimum distribution rules could limit the availability of certain Annuity Options to Contract Owners and their Beneficiaries.

     Below are brief descriptions of various types of qualified retirement programs and the use of the Contracts in connection therewith. Unless otherwise indicated in the context of the description, these descriptions reflect the assumption that the Contract Owner is a participant in the retirement program. For Employee Benefit Plans that are defined benefit plans, a Contract generally would be purchased by a Participant, but owned by the plan itself.

403(b) PROGRAMS

     Premiums paid pursuant to a 403(b) Program are excludable from a Contract Owner's gross income if they do not exceed the smallest of the limits calculated under Sections 402(g), 403(b)(2), and 415 of the Internal Revenue Code. Section 402(g) generally limits a Contract Owner's salary reduction premiums to a 403(b) Program to $10,000 a year. The $10,000 limit may be reduced by salary reduction premiums to another type of retirement plan. A Contract Owner with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the $10,000 limit by $3,000 per year, subject to an aggregate limit of $15,000 for all years.

     Section 403(b)(2) provides an overall limit on employer and Contract Owner salary reduction premiums that may be made to a 403(b) Program. Section 403(b)(2) generally provides that the maximum amount of premiums a Contract
Owner may exclude from his gross income in any taxable year is equal to the excess, if any, of:

     (a) the amount determined by multiplying 20% of his includable compensation by the number of his years of service with his employer, over

     (b) the total amount contributed to retirement plans sponsored by his employer, including the Section 403(b) Program, that were excludable from his gross income in prior years.

Contract Owners employed by "qualified employers" may elect to have certain alternative limitations apply.

     Section 415(c) also provides an overall limit on the amount of employer and Contract Owner's salary reduction premiums to a Section 403(b) Program that will be excludable from an employee's gross income in a given year. The Section 415(c) limit is the lesser of (a) $30,000, or (b) 25% of the Contract Owner's annual compensation (reduced by his salary reduction premiums to the 403(b) Program and certain other employee plans). This limit will be reduced if a Contract Owner also participates in an Employee Benefit Plan maintained by a business that he or she controls.

     The limits described above do not apply to amounts "rolled over" from another Section 403(b) Program. A Contract Owner who receives an "eligible rollover distribution" will be permitted either to roll over such amount to another Section 403(b) Program or an IRA within 60 days of receipt or to make a direct rollover to another Section 403(b) Program or an IRA without recognition of income. An "eligible rollover distribution" means any distribution to a Contract Owner of all or any taxable portion of the balance of his credit under a Section 403(b) Program, other than a required minimum distribution to a Contract Owner who has reached age 70 1/2 and excluding any distribution which is one of a series of substantially equal payments made (1) over the life expectancy of the Contract Owner or the joint life expectancy of the Contract Owner and his beneficiary or (2) over a specified period of 10 years or more. Provisions of the Internal Revenue Code require that 20% of every eligible rollover distribution that is not directly rolled over be withheld by the payor for federal income taxes.

408 AND 408A PROGRAMS

     Code Sections 219, 408 and 408A permit eligible individuals to contribute to an individual retirement program, including a Simplified Employee Pension Plan, an Employer Association Established Individual Retirement Account Trust, known as an Individual Retirement Account ("IRA") and a Roth IRA. These IRA accounts are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed on a tax-deferred basis in an IRA. Sale of the Contracts for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances.

     If an Owner of a Contract issued in connection with a 408 Program surrenders the Contract or makes a partial withdrawal, the Contract Owner will realize income taxable at ordinary tax rates on the amount received to the extent that amount exceeds the 408 premiums that were not excludable from the taxable income of the employee when paid.

     Premiums paid to the individual retirement account of a Contract Owner under a 408 Program that is described in Section 408(c) of the Internal Revenue Code are subject to the limits on premiums paid to individual retirement accounts under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, premiums paid to an individual retirement account are limited to the lesser of $2,000 per year or the Contract Owner's annual compensation. For tax years beginning after 1996, if a married couple files a joint return, each spouse may, in the great majority of cases, make contributions to his or her IRA up to the $2,000 limit. The extent to which a Contract Owner may deduct premiums paid in connection with this type of 408 Program depends on his and his spouse's gross income for the year and whether either participate in another employer-sponsored retirement plan.

     Premiums paid in connection with a 408 Program that is a simplified employee pension plan are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits premiums paid in connection with a simplified employee pension plan to the lesser of (a) 15% of the Contract Owner's compensation, or (b) $30,000. Premiums paid through salary reduction are subject to additional annual limits.

     Withdrawals   from  Roth   IRAs  may  be  made   tax-free   under   certain
circumstances. Please consult your tax adviser for more details.

457 PROGRAMS

     Deferrals by an eligible individual to a 457 Program generally are limited under Section 457(b) of the Internal Revenue Code to the lesser of (a) $8,000 or
(b) 33 1/3% of the Contract Owner's includable compensation. If the Contract Owner participates in more than one 457 Program, the $8,000 limit applies to contributions to all such programs. The $8,000 limit is reduced by the amount of any salary reduction contribution the Contract Owner makes to a 403(b) Program, a 408 Program, or an Employee Benefit Program. The Section 457(b) limit is increased during the last three years ending before the Contract Owner reaches his normal retirement age under the 457 Program. Effective January 1, 1997, the limit on deferrals is indexed in $500 increments.

EMPLOYEE BENEFIT PLANS

     Code Section 401 permits business employers and certain associations to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of Contracts to provide benefits thereunder.


     If an Owner of a Contract issued in connection with an Employee Benefit Plan who is a participant in the Plan receives a lump-sum distribution, the portion of the distribution equal to any premiums that were taxable to the Contract Owner in the year when paid is generally received tax free. The balance of the distribution will generally be treated as ordinary income. Special ten-year averaging and a capital-gains election may be available to a Contract Owner who reached age 50 before 1986.


     Under an Employee Benefit Plan under Section 401 of the Code, when annuity payments commence (as opposed to a lump-sum distribution), under Section 72 of the Code, the portion of each payment attributable to premiums that were taxable to the participant in the year made, if any, is excluded from gross income as a return of the participant's investment. The portion so excluded is determined at the time the payments commence by dividing the participant's investment in the Contract by the expected return. The periodic payments in excess of this amount are taxable as ordinary income. Once the participant's investment has been recovered, the full annuity payment will be taxable. If the annuity should stop before the investment has been received, the unrecovered portion is deductible on the Annuitant's final return. If the Contract Owner paid no premiums that were taxable to the Contract Owner in the year made, there would be no portion excludable.

     The applicable annual limits on premiums paid in connection with an Employee Benefit Plan depend upon the type of plan. Total premiums paid on behalf of a Contract Owner who is a participant to all defined contribution plans maintained by an Employer are limited under Section 415(c) of the Internal Revenue Code to the lesser of (a) $30,000, or (b) 25% of a participant's annual compensation. Premiums paid through salary reduction to a cash-or-deferred arrangement under a profit sharing plan are subject to additional annual limits. Premiums paid to a defined benefit pension plan are actuarially determined based upon the amount of benefits the participant will receive under the plan formula. The maximum annual benefit any participant may receive under an Employer's defined benefit plan is limited under Section 415(b) of the Internal Revenue Code. The limits determined under Section 415(b) and (c) of the Internal Revenue Code are further reduced for a participant who participates in a defined contribution plan and a defined benefit plan maintained by the same employer.

TAX PENALTY FOR ALL ANNUITY CONTRACTS

     Any distribution made to a Contract Owner who is a participant from an Employee Benefit Plan or a 408 Program other than on account of one or more of the following events will be subject to a 10% penalty tax on the amount distributed:

   (a) the Contract Owner has attained age 59 1/2;
   (b) the Contract Owner has died; or
   (c) the Contract Owner is disabled.


     In addition, a distribution from an Employee Benefit Plan will not be subject to a 10% excise tax on the amount distributed if the Contract Owner is 55 and has separated from service. Distributions received at least annually as part of a series of substantially equal periodic payments made for the life of the Participant will not be subject to an excise tax. Certain amounts paid for medical care also may not be subject to an excise tax.


WITHHOLDING FOR EMPLOYEE BENEFIT PLANS AND
   TAX-DEFERRED ANNUITIES

     Distributions from an Employee Benefit Plan to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form a lump-sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory federal income tax withholding of 20% of the taxable amount of the distribution, unless the distributee directs the transfer of such amounts to another Employee Benefit Plan or to an Individual Retirement Account under Code Section 408. The taxable amount is the amount of the distribution, less the amount allocable to after-tax premiums.

     All other types of distributions from Employee Benefit Plans and all distributions from Individual Retirement Accounts, are subject to federal income tax withholding on the taxable amount unless the distributee elects not to have the withholding apply. The amount withheld is based on the type of distribution. Federal tax will be withheld from annuity payments (other than those subject to mandatory 20% withholding) pursuant to the recipient's withholding certificate. If no withholding certificate is filed with AUL, tax will be withheld on the basis that the payee is married with three withholding exemptions. Tax on all surrenders and lump-sum distributions from Individual Retirement Accounts will be withheld at a flat 10% rate.

     Withholding on annuity payments and other distributions from the Contract will be made in accordance with regulations of the Internal Revenue Service.

                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers  LLP,  independent  accountants,   performs  certain
auditing  services  for AUL  and  performs  similar  services  for the  Variable
Account. The AUL financial statements included in this Statement of Additional Information have been audited to the extent and for the periods indicated in their report thereon.

                             PERFORMANCE INFORMATION

     Performance information for the Investment Accounts is shown in the prospectus under "Performance of the Investment Accounts." Performance information for the Investment Accounts may also appear in promotional reports and literature to current or prospective Contract Owners in the manner described in this section. Performance information in promotional reports and literature may include the yield and effective yield of the Investment Account investing in the AUL American Money Market Portfolio ("Money Market Investment Account"), the yield of the remaining Investment Accounts, the average annual total return and the total return of all Investment Accounts.

     Current yield for the Money Market Investment Account will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro rata share of the Investment Account's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figures carried to at least the nearest hundredth of one percent.

     Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield  =  [(Base Period Return + 1)**365/7] - 1

Quotations of yield for the remaining Investment Accounts will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

YIELD =  2[(a-b/cd + 1)**6 - 1]

where a = net investment income earned during the period by the Portfolio attributable to shares owned by the Investment Account

      b = expenses accrued for the period (net of reimbursements),

      c = the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and

      d = the value (maximum offering period) per Accumulation Unit on the last day of the period.


     Quotations of average annual total return for any Investment Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Investment Account), calculated pursuant to the following formula: P(1 + T)**n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Hypothetical quotations of average total return may also be shown for an Investment Account for periods prior to the time that the Investment Account commenced operations based upon the performance of the mutual fund portfolio in which that Investment Account invests, as adjusted for applicable charges. All standardized total return figures reflect the deduction of the Annual Contract Fee and the mortality and expense risk charge. Quotations of total return, actual and hypothetical, may simultaneously be shown that do not take into account certain contractual charges such as the Annual Contract Fee and quotations of total return may reflect other periods of time.


     The average annual return that the Investment Accounts achieved for the one year, three year, five year, and the lesser of ten years or since inception for the periods ending

December 31, 1999 under a Flexible Premium Contract and a One Year Flexible Premium Contract and all Contracts may be found in the Prospectus.


     Performance information for an Investment Account may be compared, in promotional reports and literature, to: (1) the Standard & Poor's 500 Composite Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices that measure performance of a pertinent group of securities so that investors may compare an Investment Account's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for any Investment Account reflects only the performance of a hypothetical Contract under which an Owner's Account Value is allocated to an Investment Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Funds in which the Investment Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

     Promotional reports and literature may also contain other information including (1) the ranking of any Investment Account derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria; (2) the effect of tax-deferred compounding on an Investment Account's investment returns, or returns in general, which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis; (assuming one or more tax rates) with the return on a taxable basis; and (3) AUL's rating or a rating of AUL's claim-paying ability by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                              FINANCIAL STATEMENTS

     The financial statements of AUL, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of AUL to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                        REPORT OF INDEPENDENT ACCOUNTANTS


Report of Independent Accountants

To the Board of Directors
American United Life Insurance Company (R)

In our opinion, the accompanying combined balance sheet and the related combined statements of operations and comprehensive income, policyholder's surplus and cash flows present fairly, in all materials respects, the financial position of American United Life Insurance Company (R) and affiliates (the "Company") at December 31, 1999 and 1998, and the results of their operations and their cash flows for years then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP
_________________________________
PricewaterhouseCoopers LLP

Indianapolis, IN
March 17, 2000


                                       8



Combined Balance Sheet
December 31 , 1999 and 1998                                                     1999    (in millions)        1998
----------------------------------------------------------------------------------------------------------------------------------

Assets
Investments:
  Fixed maturities:
    Available for sale at fair value                                           $ 1,859.6                   $ 1,695.4
    Held to maturity at amortized cost                                           2,151.9                     2,536.2
Equity securities at fair value                                                     82.2                        75.1
Mortgage loans                                                                   1,157.8                     1,128.5
Real Estate                                                                         44.3                        46.6
Policy loans                                                                       149.3                       144.4
Short term and other invested assets                                               112.8                        64.9
Cash and cash equivalents                                                           62.3                        95.7
----------------------------------------------------------------------------------------------------------------------------------
    Total investments                                                            5,620.2                     5,786.8
----------------------------------------------------------------------------------------------------------------------------------
Accrued investment income                                                           72.5                        73.0
Reinsurance receivables                                                            432.7                       290.6
Deferred acquisition costs                                                         550.7                       451.7
Property and equipment                                                              66.9                        56.8
Insurance premiums in course of collection                                          67.3                        66.7
Other assets                                                                        48.9                        16.1
Assets held in separate accounts                                                 3,718.3                     2,594.6
----------------------------------------------------------------------------------------------------------------------------------
    Total assets                                                               $10,577.5                   $ 9,336.3
----------------------------------------------------------------------------------------------------------------------------------
Liabilities and policyholders' surplus
Liabilities
  Policy reserves                                                              $ 5,347.7                   $ 5,399.1
  Other policyholder funds                                                         158.6                       203.9
  Pending policyholder claims                                                      292.2                       209.2
  Surplus notes                                                                     75.0                        75.0
  Other liabilities and accrued expenses                                           246.5                       180.4
  Liabilities related to separate accounts                                       3,718.3                     2,594.6
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                9,838.3                     8,602.2
----------------------------------------------------------------------------------------------------------------------------------
Accumulated other comprehensive income:
  Unrealized appreciation  (depreciation) of securities,
     net of deferred        tax                                                    (23.6)                       39.5
Policyholders' surplus                                                             762.8                       694.6
----------------------------------------------------------------------------------------------------------------------------------
    Total policyholders' surplus                                                   739.2                       734.1
----------------------------------------------------------------------------------------------------------------------------------
    Total liabilities and policyholders' surplus                               $10,577.5                   $ 9,336.3
----------------------------------------------------------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.


                                       9


Combined Statement of Operations and Comprehensive Income

Year ended December 31                                                            1999     (in millions)       1998
----------------------------------------------------------------------------------------------------------------------------------
Revenues:
 Insurance premiums and other considerations                                   $   538.2                   $   478.5
 Policy and contract charges                                                        89.0                        87.7
 Net investment income                                                             431.0                       452.1
 Realized investment gains                                                            .6                        15.8
 Other income                                                                       10.9                         8.9
----------------------------------------------------------------------------------------------------------------------------------
   Total revenues                                                                1,069.7                     1,043.0
----------------------------------------------------------------------------------------------------------------------------------
Benefits and expenses:
 Policy benefits                                                               $   482.8                   $   462.4
 Interest expense on annuities and financial products                              206.9                       231.9
 Underwriting, acquisition and insurance expenses                                  177.3                       157.8
 Amortization of deferred acquisition costs                                         51.5                        59.7
 Dividends to policyholders                                                         25.9                        26.4
 Interest expense on surplus notes                                                   5.8                         5.8
 Other operating expenses                                                           13.1                        10.2
----------------------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                                     963.3                       954.2
----------------------------------------------------------------------------------------------------------------------------------
Income before income tax expense                                                   106.4                        88.8
Income tax expense                                                                  38.2                        22.3
----------------------------------------------------------------------------------------------------------------------------------
   Net income                                                                  $    68.2                   $    66.5
----------------------------------------------------------------------------------------------------------------------------------
Other comprehensive income, net of tax:
Unrealized gains (losses) on securities:
 Unrealized holding gains (losses) arising during period                       $   (63.4)                  $     4.7
 Less: reclassification adjustment for gains (losses)
   included in net income                                                           (0.3)                        1.7
----------------------------------------------------------------------------------------------------------------------------------
Other comprehensive income (loss), net of tax                                      (63.1)                        3.0
----------------------------------------------------------------------------------------------------------------------------------
Comprehensive income                                                           $     5.1                   $    69.5
----------------------------------------------------------------------------------------------------------------------------------



Combined Statement of Policyholders' Surplus

December 31, 1999 and 1998                                                        1999     (in millions)     1998
----------------------------------------------------------------------------------------------------------------------------------
Policyholders' surplus at beginning of year                                    $   734.1                   $   664.6
Net income                                                                          68.2                        66.5
Change in accumulated other comprehensive
 income                                                                            (63.1)                        3.0
----------------------------------------------------------------------------------------------------------------------------------
Policyholders' surplus at end of year                                          $   739.2                   $   734.1
----------------------------------------------------------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.

                                       10


Combined Statement of Cash Flows

For years ended December 31, 1999 and 1998                                         1999      (in millions)    1998
----------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
----------------------------------------------------------------------------------------------------------------------------------
Net Income                                                                     $    68.2                   $    66.5
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Amortization of deferred acquisition costs                                      51.5                        59.7
    Depreciation                                                                    12.0                        11.2
    Deferred taxes                                                                  22.0                         8.1
    Realized investment gains                                                        (.6)                      (15.8)
    Policy acquisition costs capitalized                                          (105.4)                      (94.2)
    Interest credited to deposit liabilities                                       200.3                       225.7
    Fees charged to deposit liabilities                                            (32.2)                      (32.7)
    Amortization and accrual of investment income                                   (2.5)                      (10.8)
    Increase in insurance liabilities                                              241.7                       169.6
    Increase in other assets                                                      (168.2)                      (45.5)
    Increase (decrease) in other liabilities                                        36.1                        (1.8)
----------------------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                          322.9                       340.0
----------------------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
  Purchases:
    Fixed maturities, held to maturity                                               (.3)                      (18.7)
    Fixed maturities, available for sale                                          (650.3)                     (473.8)
    Equity securities                                                               (6.2)                      (63.7)
    Mortgage loans                                                                (185.1)                     (183.2)
    Real estate                                                                    (10.5)                       (4.9)
    Short-term and other invested assets                                           (77.2)                       (2.7)

  Proceeds from sales, calls or maturities:
    Fixed maturities, held to maturity                                             369.0                       388.9
    Fixed maturities, available for sale                                           331.3                       461.6
    Equity securities                                                                1.6                         8.1
    Mortgage loans                                                                 157.0                       179.2
    Real estate                                                                      2.1                         4.0
    Short-term and other invested assets                                            34.1                        39.9
----------------------------------------------------------------------------------------------------------------------------------
Net cash provided (used) by investing activities                                   (34.5)                      334.7
----------------------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
    Deposits to insurance liabilities                                              937.0                       846.6
    Withdrawals from insurance liabilities                                      (1,255.9)                   (1,467.0)
    Other                                                                           (2.9)                         .2
----------------------------------------------------------------------------------------------------------------------------------
Net cash used by financing activities                                             (321.8)                     (620.2)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                               (33.4)                       54.5
----------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents beginning of year                                         95.7                        41.2
----------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents end of year                                          $    62.3                   $    95.7
----------------------------------------------------------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies
Nature of Operations and Basis of Presentation

American United Life Insurance Company(R) (AUL) is an Indiana-domiciled mutual life insurance company with headquarters in Indianapolis. AUL is licensed to do business in 49 states and the District of Columbia and is an authorized reinsurer in all states. AUL offers individual life and annuity products through its career agent distribution system. AUL's qualified group retirement plans, tax-deferred annuities and other non-medical group products are marketed through independent agents and brokers, as well as career agents who are supported by 32 regional sales offices located throughout the country. Life and pooled reinsurance is marketed directly to other insurance companies in both the domestic and international markets. The combined company financial statements include the accounts of AUL, The State Life Insurance Company (State Life), AUL Equity Sales Corporation, and AUL Reinsurance Management Services, LLC. Significant intercompany transactions have been excluded.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). AUL and State Life file separate financial statements with insurance regulatory authorities, which are prepared on the basis of statutory accounting practices that are significantly different from financial statements prepared in accordance with GAAP. These differences are described in detail in Note 10 -Statutory Information.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Fixed maturity securities which may be sold to meet liquidity and other needs of the company are categorized as available for sale and are stated at fair value. Unrealized gains and losses, resulting from carrying available-for-sale securities at fair value, are reported in policyholders' surplus, net of deferred taxes. Fixed maturity securities that the company has the positive intent and ability to hold to maturity are categorized as held-to-maturity and are stated at amortized cost. Equity securities are stated at fair value. Mortgage loans on real estate are carried at amortized cost less an impairment allowance for estimated uncollectible amounts. Real estate is reported at cost, less allowances for depreciation. Depreciation is provided (straight line) over the estimated useful lives of the related assets. Investment real estate is net of accumulated depreciation of $30.9 million and $31.7 million at December 31, 1999 and 1998, respectively. Depreciation expense for investment real estate amounted to $2.3 million and $2.4 million for 1999 and 1998, respectively. Policy loans are carried at their unpaid balance. Other invested assets are reported at cost, plus the company's equity in undistributed net equity since acquisition. Short-term investments include investments with maturities of one year or less and are carried at cost, which approximates market. Short-term certificates of deposit and savings certificates are considered to be cash equivalents. The carrying amount for cash and cash equivalents approximates market.

Realized gains and losses on sale or maturity of investments are based upon specific identification of the investments sold and do not include amounts allocable to separate accounts. At the time a decline in value of an investment is determined to be other than temporary, a provision for loss is recorded, which is included in realized investment gains and losses.

Deferred Policy Acquisition Costs

Those costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. Such costs include commissions, certain costs of policy underwriting and issue, and certain variable agency expenses. These costs are amortized with interest as follows:

     For participating whole life insurance products, over the lesser of 30 years or the lifetime of the policy in relation to the present value of estimated gross margins from expenses, investments and mortality, discounted using the expected investment yield.

     For universal life type policies and investment contracts, over the lesser of the lifetime of the policy or 30 years for life policies or 20 years for other policies in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins, discounted using the interest rate credited to the policy.

     For term life insurance products and life reinsurance policies, over the lesser of the benefit period or 30 years for term life or 20 years for life reinsurance policies in relation to the ratio of anticipated annual premium revenue to the anticipated total premium revenue, using the same assumptions used in calculating policy benefits.

     For miscellaneous group life and individual and group health policies, straight line over the expected life of the policy.

     For credit insurance policies, the deferred acquisition cost balance is primarily equal to the unearned premium reserve multiplied by the ratio of deferrable commissions to premiums written.

Recoverability of the unamortized balance of deferred policy acquisition costs is evaluated regularly. For universal life-type contracts, investment contracts and participating whole life policies, the accumulated amortization is adjusted (increased or decreased) whenever there is a material change in the estimated gross profits or gross margins expected over the life of a block of business to maintain a constant relationship between cumulative amortization and the present value of gross profits or gross margins. For most other contracts, the unamortized asset balance is reduced by a charge to income only when the present value of future cash flows, net of the policy liabilities, is not sufficient to cover such asset balance.

Assets Held in Separate Accounts

Separate accounts are funds on which investment income and gains or losses accrue directly to certain policies, primarily variable annuity contracts, equity-based pension and profit sharing plans and variable universal life policies. The assets of these accounts are legally segregated and are valued at fair value. The related liabilities are recorded at amounts equal to the underlying assets; the fair value of these liabilities is equal to their carrying amount.

Property and Equipment

Property and equipment includes real estate owned and occupied by the Company. Property and equipment is carried at cost, net of accumulated depreciation of $54.2 million and $47.1 million as of December 31, 1999 and 1998, respectively. The Company provides for depreciation of property and equipment using the straight-line method over its estimated useful life. Depreciation expense for 1999 and 1998 was $9.6 million and $8.8 million, respectively.

Premium Revenue and Benefits to Policyholders

The premiums and benefits for whole life and term insurance products and certain annuities with life contingencies (immediate annuities) are fixed and guaranteed. Such premiums are recognized as premium revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

Universal life policies and investment contracts are policies with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyholder, premiums paid by the policyholder or interest accrued to policyholder balances. The amounts collected from policyholders for these policies are considered deposits, and only the deductions during the period for cost of insurance, policy administration and surrenders are included in revenue. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Reserves for Future Policy and Contract Benefits

Liabilities for future policy benefits for participating whole life policies are calculated using the net level premium method and assumptions as to interest and mortality. The interest rate is the dividend fund interest rate, and the mortality rates are those guaranteed in the calculation of cash surrender values described in the contract. Liabilities for future policy benefits for term life insurance and life reinsurance policies are calculated using the net level premium method and assumptions as to investment yields, mortality and withdrawals. The assumptions are based on projections of past experience and include provisions for possible unfavorable deviation. These assumptions are made at the time the contract is issued. Liabilities for future policy benefits on universal life and investment contracts consist principally of policy account values plus certain deferred policy fees, which are amortized using the same assumptions and factors used to amortize the deferred policy acquisition costs. If the future benefits on investment contracts are guaranteed (immediate annuities with benefits paid for a period certain), the liability for future benefits is the present value of such guaranteed benefits. Claim liabilities include provisions for reported claims and estimates based on historical experience for claims incurred but not reported.

Income Taxes

The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the temporary differences in the assets and liabilities determined on a tax and financial reporting basis.

Comprehensive Income

Comprehensive income is the change in policyholder surplus of the Company that results from recognized transactions and other economic events of the period other than transactions with the policyholders. Comprehensive income includes net income and net unrealized gains (losses) on securities.

2. Investments:

The book value and fair value of investments in fixed maturity securities by type of investment were as follows:

                                                                                         December 31, 1999
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Gross      Gross        Estimated
                                                                               Amortized  Unrealized  Unrealized    Fair
                                                                                  Cost      Gains      Losses       Value
----------------------------------------------------------------------------------------------------------------------------------
Available for sale:                                         (in millions)
Obligations of U.S. government, states,
    political subdivisions and
    foreign governments                                                        $    39.7  $     1.0   $    1.6   $     39.1
Corporate securities                                                             1,318.7        8.2       57.1      1,269.8
Mortgage-backed securities                                                         556.5        7.4       13.2        550.7
----------------------------------------------------------------------------------------------------------------------------------
                                                                               $ 1,914.9  $    16.6   $   71.9   $  1,859.6
----------------------------------------------------------------------------------------------------------------------------------
Held to maturity:
Obligations of U.S. government, states,
    political subdivisions and
    foreign governments                                                        $    90.7  $     1.3   $    1.2   $     90.8
Corporate securities                                                             1,448.1       34.1       35.5      1,446.7
Mortgage-backed securities                                                         613.1       14.1        6.9        620.3
----------------------------------------------------------------------------------------------------------------------------------
                                                                               $ 2,151.9  $    49.5   $   43.6   $  2,157.8
----------------------------------------------------------------------------------------------------------------------------------



                                                                                          December 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Gross       Gross      Estimated
                                                                               Amortized  Unrealized  Unrealized    Fair
                                                                                 Cost       Gains       Losses      Value
----------------------------------------------------------------------------------------------------------------------------------
Available for sale:                                         (in millions)
Obligations of U.S. government, states,
    political subdivisions and
    foreign governments                                                        $    42.7  $     5.4   $    0.0   $     48.1
Corporate securities                                                             1,119.7       65.5        4.3      1,180.9
Mortgage-backed securities                                                         440.7       26.0        0.3        466.4
----------------------------------------------------------------------------------------------------------------------------------
                                                                               $ 1,603.1  $    96.9   $    4.6   $  1,695.4
----------------------------------------------------------------------------------------------------------------------------------
Held to Maturity:
Obligations of U.S. government, stats,
    political subdivisions and
    foreign governments                                                        $   108.8  $     7.6   $    0.0   $    116.4
Corporate securities                                                             1,656.4      141.0        2.9      1,794.5
Mortgage-backed securities                                                         771.0       50.3        0.3        821.0
----------------------------------------------------------------------------------------------------------------------------------
                                                                               $ 2,536.2  $   198.9   $    3.2   $  2,731.9
----------------------------------------------------------------------------------------------------------------------------------

The amortized cost and fair value of fixed maturity securities at December 31, 1999, by contractual average maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                              Available for Sale                    Held to Maturity                      Total
                           ------------------------          -------------------------          -------------------------
                           Amortized        Fair              Amortized         Fair             Amortized     Fair
(in millions)              Cost             Value              Cost             Value            Cost          Value
----------------------------------------------------------------------------------------------------------------------------------

Due in one year or less   $    58.2     $    58.2           $  111.0        $  111.2           $     169.2  $     169.4
Due after one year
   through five years         408.2         401.8              668.0           664.6               1,076.2      1,066.4
Due after five years
   through 10 years           438.3         417.6              439.0           447.3                 877.3        864.9
Due after 10 years            453.7         431.3              320.8           314.4                 774.5        745.7
----------------------------------------------------------------------------------------------------------------------------------
                            1,358.4       1,308.9            1,538.8         1,537.5               2,897.2      2,846.4
Mortgage-backed securities    556.5         550.7              613.1           620.3               1,169.6      1,171.0
----------------------------------------------------------------------------------------------------------------------------------
                          $ 1,914.9     $ 1,859.6           $2,151.9        $2,157.8           $   4,066.8  $   4,018.4
----------------------------------------------------------------------------------------------------------------------------------

Net investment income consisted of the following:

for years ended December 31                       1999  (in millions)    1998
--------------------------------------------------------------------------------
Fixed maturity securities                         $318.0                 $341.0
Equity securities                                    4.3                    2.3
Mortgage loans                                      99.9                   98.5
Real estate                                         11.3                   10.7
Policy loans                                         9.0                    8.8
Other                                                8.5                   10.0
--------------------------------------------------------------------------------
Gross investment income                            451.0                  471.3
Investment expenses                                 20.0                   19.2
--------------------------------------------------------------------------------
Net investment income                             $431.0                 $452.1
--------------------------------------------------------------------------------

Proceeds from the sales, maturities or calls of Investments In fixed maturities during 1999 and 1998 were approximately $700.3 million and $850.5 million, respectively. Gross gains of $4.4 million and $14.9 million, and gross losses of $3.0 million and $0.6 million were realized in 1999 and 1998, respectively. The change in unralized appreciation (depreciation) of fixed maturities amounted to approximately $(147.6) million and $7.2 million in 1999 and 1998, respectively.

Accumulated comprehensive income consisted of the following:

for  years ended December 31                      1999   (in millions)   1998
--------------------------------------------------------------------------------
Unrealized appreciation (depreciation):
    Fixed income securities                       $(55.3)                $ 92.3
    Equity securities                                2.6                    2.3
Valuation allowancec                                15.5                  (30.1)
Deferred taxes                                      13.6                  (25.0)
--------------------------------------------------------------------------------
Accumulated other comprehensive income            $(23.6)                  39.5
--------------------------------------------------------------------------------

At December 31, 1999, the unrealized appreciation on equity securities of approximately $2.6 million is comprised of $2.7 million in unrealized gains and $.1 million of unrealized losses and has been reflected directly in policyholders' surplus. The change in the unrealized appreciation of equity securities amounted to approximately $.3 million and $.l million in 1999 and 1998, respectively.

The Company maintains a diversified mortgage loan portfolio and exercises internal limits on concentrations of loans by geographic area, industry, use and individual mortgagor. At December 31, 1999, the largest geographic concentration of commercial mortgage loans was in Indiana, California and Florida, where approximately 29 percent of the portfolio was invested. A total of 36 percent of the mortgage loans have been issued on retail properties, primarily backed by long-term leases or guarantees from strong credits.

The Company has outstanding mortgage loan commitments at December 31, 1999, of approximately $91.5 million.

As of December 31, 1999, there were no investments that were non-income producing for the previous 12-month period.

3. Insurance Liabilities:
Insurance liabilities consisted of the following:

                                                                     (in millions)
___________________________________________________________________________________________________________________________
                                                           Mortality or
                                          Withdrawal        Morbidity         Interest Rate                December 31,
                                         Assumption        Assumption          Assumption                1999        1998
___________________________________________________________________________________________________________________________

Future policy benefits:
       Participating whole life          Companys          Company           2.5% to 6.0%              $ 672.4     $ 632.7
                                         experience        experience
       Universal life-type contracts        n/a               n/a                                        384.6       381.2
       Other individual life contracts   Company           Company           2.5% to 8.0%                305.4       271.1
                                         experience        experience
       Accident and health                  n/a               n/a               n/a                      138.2        55.2
       Annuity products                     n/a               n/a               n/a                    3,670.1     3,803.7
       Group life and health                n/a               n/a               n/a                      177.0       195.2
Other policyholder funds                    n/a               n/a               n/a                      158.6       203.9
Pending policyholder claims                 n/a               n/a               n/a                      292.2       209.2
___________________________________________________________________________________________________________________________
       Total  insurance  liabilities                                                                  $5,798.5    $5,752.2
___________________________________________________________________________________________________________________________




Participating life insurance policies under generally accepted accounting principles represent approximately 5 percent and 7 percent of the total individual life insurance in force at December 31, 1999 and 1998, respectively. Participating policies represented approximately 29 percent and 34 percent of life premium income for 1999 and 1998, respectively. The amount of dividends to be paid is determined annually by the board of directors.

4. Employees' and Agents' Benefit Plans:

The Company has a noncontributory defined benefit pension plan covering substantially all employees. Company contributions to the employee plan are made periodically in an amount between the minimum ERISA required contribution and the maximum tax-deductible contribution. Such amounts are expensed as contributed. Contributions made to the plan were $1.6 million in 1999 and $2.1 million in 1998. The following benefit information for the employees' defined benefit plan was determined by independent actuaries as of January 1, 1999 and 1998, respectively, the most recent actuarial valuation dates:

                                                        1999  (in millions) 1998
________________________________________________________________________________
Actuarial  present  value of  accumulated  benefits
  for the  employees' defined benefit plan             $37.1              $33.6
Fair value of plan assets                               57.2               49.6
________________________________________________________________________________
Funded status                                          $20.1              $16.0
________________________________________________________________________________
Net periodic pension cost                              $ 2.3              $ 2.1
________________________________________________________________________________


The assumed discount rate was 6.6 percent and 7.2 percent for 1999 and 1998, respectively. For both 1999 and 1998, the expected return on plan assets was 8.0 percent and the rate of compensation increase assumed was 6.0 percent. Benefits paid out of the plan were approximately $5.1 million in 1999 and $3.1 million in 1998.

The Company has a defined contribution plan and a 401(k) salary reduction/savings plan for employees. Quarterly contributions covering employees who have completed one full calendar year of service are made by the Company in amounts based upon the Company's financial results. Company contributions to the plan during 1999 and 1998 were $2.2 million and $1.7 million, respectively.

The Company has a defined contribution pension plan and a 401(k) plan covering substantially all agents, except general agents. Contributions of 4.5 percent of defined commissions (plus 4.5 percent for commissions over the Social Security wage base) are made to the pension plan. An additional contribution of 3.0 percent of defined commissions is made to a 401(k) plan. Company contributions expensed for these plans for 1999 and 1998 were $.3 million.

The funds for all plans are held by the Company under deposit administration and group annuity contracts.

AUL has entered into deferred compensation agreements with some employees, agents and general agents. These deferred amounts are payable according to the terms and subject to the conditions of said agreements. Annual costs of the agreements are not material to AUL.

The Company also provides certain health care and life insurance benefits (postretirement benefits) for retired employees and certain agents (retirees). Employees and agents with at least 10 years of plan participation may become eligible for such benefits if they reach retirement age while working for the Company.


Accrued postretirement benefits as of December 31:         1999(in millions)1998
________________________________________________________________________________
Accumulated postretirement benefit obligation             $11.5           $11.0
Net postretirement benefit cost                             1.3             1.3
Company contributions                                        .8              .8
________________________________________________________________________________

There are no specific plan assets for this postretirement liability as of December 31, 1999 and 1998. Claims incurred for benefits were funded by company contributions.

The assumed discount rate used in determining the accumulated postretirement benefit was 7.0 percent and the assumed health care cost trend rate was 10.0 percent graded to 5.0 percent until 2004. Compensation rates were assumed to increase 6.0 percent at each year end. The health coverage for retirees 65 and over is capped in the year 2000 and for all future years. The health care cost trend rate assumption has no effect on the amounts reported for 1999. An increase in the assumed health care cost trend rates by one percentage point would not affect the accumulated postretirement benefit obligation as of December 31, 1999, and would increase the accumulated postretirement benefit cost for 1998 by $.2 million.

5. Federal Income Taxes:

A reconciliation of the income tax attributable to continuing operations computed at U.S. federal statutory tax rates to the income tax expense included in the statement of operations follows:

for years ended December 31                            1999(in  millions) 1998
________________________________________________________________________________
Income tax computed at statutory tax rate              $37.2           $31.0
  Tax-exempt income                                     (1.5)           (2.0)
  Mutual company differential earnings amount            6.7              4.3
  Prior year differential earnings amount               (4.2)          (10.2)
  Other                                                 (0.0)           (0.8)
________________________________________________________________________________
  Income tax expense                                   $38.2           $22.3
________________________________________________________________________________

The components of the provision for income taxes on earnings included current tax provisions of $16.2 million and $14.2 million for the years ended December 31, 1999 and 1998, respectively, and deferred tax expense of $22.0 million and $8.1 million for the years ended December 31, 1999 and 1998, respectively.

Deferred income tax assets (liabilities) as of December 31     1999 (in millions) 1998
_______________________________________________________________________________________

Deferred policy acquisition costs                            $(170.5)          $(148.8)
Investments                                                     (5.4)            (11.1)
Insurance liabilities                                          149.3             158.9
Unrealized depreciation (appreciation) of securities            12.9             (23.6)
Other                                                           (2.6)             (6.1)
________________________________________________________________________________________
 Deferred income tax assets (liabilities)                    $ (16.3)          $ (30.7)
________________________________________________________________________________________

Federal income taxes paid were $10.6 million for both 1999 and 1998.

6. Reinsurance:

The Company is a party to various reinsurance contracts under which it receives premiums as a reinsurer and reimburses the ceding companies for portions of the claims incurred. At December 31, 1999 and 1998, life reinsurance assumed was approximately 78 percent and 74 percent, respectively, of life insurance in force.

For individual life policies, the Company cedes the portion of the total risk in excess of $1,500,000. For other policies, the Company has established various limits of coverage it will retain on any one policyholder and cedes the remainder of such coverage.

Certain statistical data with respect to reinsurance follows:

for years ended December 31                       1999 (in millions)1998
_________________________________________________________________________
Direct statutory premiums                         $399.8          $374.1
Reinsurance assumed                                385.4           329.7
Reinsurance ceded                                 (166.2)         (150.2)
_________________________________________________________________________
  Net premiums                                     619.0           553.6
_________________________________________________________________________
  Reinsurance recoveries                          $158.8          $146.4
_________________________________________________________________________

The Company accounts for all reinsurance agreements as transfers of risk. If companies to which reinsurance has been ceded are unable to meet obligations under the reinsurance agreements, the Company would remain liable. Six reinsurers account for approximately 64 percent of the Company's December 31, 1999, ceded reserves for life and accident and health insurance. The remainder of such ceded reserves is spread among numerous reinsurers.

7. Surplus Notes and Lines of Credit:

On February 16, 1996, the Company issued $75 million of surplus notes, due March 30, 2026. Interest is payable semi-annually on March 30 and September 30 at a
7.75 percent annual rate. Any payment of interest on or principal of the notes may be made only with the prior approval of the commissioner of the Indiana Department of Insurance. The surplus notes may not be redeemed at the option of AUL or any holder of the surplus notes. Interest paid during 1999 was $5.8 million.

The Company has available a $125 million credit facility. No amounts have been drawn as of December 31, 1999.

8. Commitments and Contingencies:

Various lawsuits have arisen in the ordinary course of the Company's business. In each of the matters, the Company believes the ultimate resolution of such litigation will not result in any material adverse impact to operations or financial condition of the Company.

9. Acquisitions:

During 1999, AUL entered into an agreement to purchase certain assets and business operations of the North American accident and long-term care reinsurance divisions of UnumProvident Corporation for approximately $39 million. AUL Reinsurance Management Services, LLC (AUL RMS), a newly formed subsidiary of AUL as a result of this transaction, will continue the reinsurance management activities of this business.

In a separate transaction, AUL assumed certain reinsurance liabilities related to the participation in reinsurance pools from UnumProvident Corporation amounting to approximately $117 million.

10. Statutory Information:

AUL and State Life prepare statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the Indiana
Department of Insurance. Prescribed statutory accounting practices (SAP) currently include state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state, as well as practices described in National Association of Insurance Commissioners'
(NAIC) publications.

A reconciliation of SAP surplus to GAAP surplus at December 31 follows:

for years ended December 31                           1999 (in millions) 1998
_______________________________________________________________________________
 SAP surplus                                         $497.4             $496.5
 Deferred policy acquisition costs                    535.7              481.8
 Adjustments to policy reserves                      (290.9)            (306.0)
 Asset valuation and interest maintenance reserves     85.8               88.9
 Unrealized gain on invested assets, net              (23.6)              39.5
 Surplus notes                                        (75.0)             (75.0)
 Deferred income taxes                                (27.5)              (6.7)
 Other, net                                            37.3               15.1
_______________________________________________________________________________
 GAAP surplus                                        $739.2             $734.1
_______________________________________________________________________________




A reconciliation of SAP net income to GAAP net income for the years ended December 31 follows:

for years ended December 31                       1999   ( in millions)   1998
________________________________________________________________________________
  SAP income                                      $27.9                  $33.5
  Deferred policy acquisition costs                53.7                   34.5
  Adjustments to policy reserves                   (7.4)                  (3.7)
  Deferred income taxes                           (22.0)                  (8.1)
  Other, net                                       16.0                   10.3
_______________________________________________________________________________
  GAAP net income                                 $68.2                  $66.5
_______________________________________________________________________________


Life insurance companies are required to maintain certain amounts of assets on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $4.9 million at December 31, 1999.

11. Fair Value of Financial Instruments:

The disclosure of fair value information about certain financial instruments is based primarily on quoted market prices. The fair values of short-term investments and policy loans approximate the carrying amounts reported in the balance sheets. Fair values for fixed maturity and equity securities, and surplus notes are based on quoted market prices where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services, or in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

The fair value of the aggregate mortgage loan portfolio was estimated by discounting the future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings for similar maturities.

The estimated fair values of the liabilities for interest-bearing policyholder funds approximate the statement values because interest rates credited to account balances approximate current rates paid on similar funds and are not generally guaranteed beyond one year. Fair values for other insurance reserves are not required to be disclosed. However, the estimated fair values for all insurance liabilities are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair values of certain financial instruments, along with their corresponding carrying values at December 31, 1999 and 1998 follow.

________________________________________________________________________________
                                       1999    (in millions)     1998
                                 Carrying    Fair          Carrying     Fair
                                 Amount      Value          Amount       Value
________________________________________________________________________________
Fixed maturity securities:
 Available for sale             $1,859.6    $1,859.6      $1,695.4    $1,695.4
 Held to maturity                2,151.9     2,157.8       2,536.2     2,731.9
Equity securities                   82.2        82.2          75.1        75.1
Mortgage loans                   1,157.8     1,160.4       1,128.5     1,202.1
Policy loans                       149.3       149.3         144.4       144.4
Surplus notes                       75.0        70.2          75.0        80.5
_______________________________________________________________________________


12. Subsequent Events:

At December 31, 1999, the Company had invested $54.0 million with a carrying value of $59.0 million in Indianapolis Life Group of Companies with the purpose of creating an affiliation under a mutual holding structure. Subsequent to year end, the Company redeemed the investment for $64.6 million and ended the affiliation.

================================================================================


     No dealer, salesman or any other person is authorized by the AUL American Individual Variable Annuity Unit Trust to give any information or to make any representation other than as contained in this Statement of Additional Information in connection with the offering described herein.

     There has been filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, with respect to the offering herein described. For further information with respect to the AUL American Individual Variable Annuity Unit Trust, AUL and its variable annuities, reference is made thereto and the exhibits filed therewith or incorporated therein, which include all contracts or documents referred to herein.

================================================================================






              Individual Flexible Premium Deferred Variable Annuity
                         (No Withdrawal Charge Contract)
                      Individual Variable Annuity Contracts

                                     Sold By

                                 AMERICAN UNITED
                            LIFE INSURANCE COMPANY(R)


                               One American Square
                           Indianapolis, Indiana 46282

                       STATEMENT OF ADDITIONAL INFORMATION



                               Dated: May 1, 2000


================================================================================

                            Part C: Other Information

Item 24.  Financial Statements and Exhibits

(a) Financial Statements
    1. Included in Prospectus (Part A):
       Condensed Financial Information(3)
    2. Included in Statement of Additional Information (Part B):
       (a) Financial Statements of American United Life Insurance Company(R)(3) Report of Independent Accountants
           Combined Balance Sheet - Assets, Liabilities and Policyholders'
            Surplus as of December 31, 1999 and 1998
           Combined Statement of Operations and Comprehensive Income
            for the years ended December 31, 1999 and 1998
           Combined Statement of Policyholders' Surplus for the years ended
            December 31, 1999 and 1998
           Combined Statement of Cash Flows for the years ended  December 31,
            1999 and 1998
           Notes to Financial Statements
        (b) Financial Statements of AUL American Individual Variable Annuity Unit Trust
            Not applicable
(b)      Exhibits
         1. Resolution of the Executive Committee of American United Life Insurance Company(R) ("AUL") establishing AUL American Individual Unit Trust(1)
         2. Not applicable
         3. Not applicable
         4. Individual Variable Annuity Contract Forms
            4.1 Flexible Premium Variable Annuity Contract (1)
            4.2 One Year Flexible Premium Variable Annuity Contract (1)
            4.1 Form of No Load Flexible Premium Variable Annuity Contract
                    NLIVA99(1)
            4.2 Form of Enhanced Death Benefit Rider LR-162(1)
            4.3 Form of Guaranteed Minimum Income Benefit Rider LR-163(2)
            4.4 Form of Long Term Care Facility and Terminal Illness Benefit
                    Rider LR-165(1)
         5. Individual Variable Annuity Enrollment Form(2)(3)
         6. Certificate of Incorporation and By-Laws of the Depositor
            6.1 Articles of Merger between American Central Life Insurance
                Company and United Mutual Life Insurance Company(1)
            6.2 Certification of the Indiana Secretary of State as to the filing of the Articles of Merger between American Central Life Insurance Company and United Mutual Life Insurance Company(1)
            6.3 Code of By-Laws of American United Life Insurance Company(R)(1)
         7. Not applicable
         8. Form of Participation Agreements:
            8.1 Form of Participation Agreement with Alger American Fund(2)
            8.2 Form of Participation Agreement with American Century Variable
                Portfolios(2)
            8.3 Form of Participation Agreement with Calvert Variable Series(2)
            8.4 Form of Participation Agreement with Fidelity Variable Insurance
                Products Fund(2)
            8.5 Form of Participation Agreement with Fidelity Variable Insurance
                Products Fund II(2)
            8.6 Form of Participation Agreement with Janus Aspen Series(2)
            8.7 Form of Participation Agreement with PBHG Funds, Inc.(2)
            8.8 Form of Participation Agreement with SAFECO Resource Series
                Trust(2)
            8.9 Form of Participation Agreement with T. Rowe Price Equity
                Series, Inc.(2)
         9. Opinion and Consent of Associate General Counsel of AUL as to the legality of the Contracts being registered(2)
        10. Miscellaneous Consents
            10.1  Consent of Independent Accountants(3)
            10.2  Consent of Dechert Price & Rhoads(2)
            10.3  Powers of Attorney(1)(3)
        11. Financial Statements of AUL American Individual Variable Annuity Unit Trust(4)
        12. Not applicable
        13. Computation of Performance Quotations(1)
        14. Financial Data Schedules(3)

(1) Filed with the Registrant's Registration Statement on December 31, 1998
(2) Filed with the Registrant's Pre-Effective Amendment No. 1 on April 1, 1999
(3) Filed with the Registrant's Post-Effective Amendment No. 1
     (File No. 333-70065) on April 26, 2000.
(4) Filed electronically by Registrant as part of Form N-30D on February 25, 2000.



Item 25. Directors and Officers of AUL
Name and Address                    Positions and Offices with AUL
----------------                    ------------------------------



John R. Barton*                     Senior Vice President

Steven C. Beering M.D.              Director
500 McCormick Rd.
West Lafayette, IN 47906

William R. Brown*                   General Counsel and Secretary, AUL
                                    Secretary, State Life Insurance Co.

Arthur L. Bryant                    Director
11817 Sand Dollar Ct.
Indianapolis, Indiana 46256

James M. Cornelius                  Director
1055 Park Place
Zionsville, IN 46077


Christel DeHaan                     Director
6330 Mayfield Ln.
Zionsville, IN 46077


James E. Dora                       Director
5121 Green Braes, E. Dr.
Indianapolis, Indiana 46234

Otto N. Frenzel III                 Director and Chairman of the Audit
11330 Templin Rd.                   Committee
Zionsville, IN 46077

David W. Goodrich                   Director
6060 Sunset Ln.
Indianapolis, Indiana 46228

Catherine B. Husman*                Vice President and Chief Actuary

William P. Johnson                  Director
19448 Rio Verde Dr.
Goshen, IN 46526

Scott A. Kincaid*                   Senior Vice President

Charles D. Lineback*                Senior Vice President


Constance E. Lund*                  Senior Vice President

Dayton H. Molendorp*                Senior Vice President


James T. Morris                     Director and Chairman of the Salary
8191 N. Pennsylvania                and Nominating Committee
Indianapolis, IN 46240



Jerry L. Plummer*                   Senior Vice President

R. Stephen Radcliffe*               Director and Executive Vice President

Thomas E. Reilly Jr.                Director and Chairman of the Finance
8877 Pickwick Dr.                   Committee
Indianapolis, IN 46260

William R. Riggs                    Director
7614 Silver Pine Ct.
Indianapolis, IN 46250

G. David Sapp*                      Senior Vice President

John C. Scully                      Director
67 Maugus Ave.
Wellesley, MA. 02181

Jerry D. Semler*                    Chairman of the Board, President, Chief
                                    Executive Officer, Chairman of the
                                    Executive Committee, and Chairman of the AUL
                                    Acquisition Committee; Chairman the Board,
                                    Chief Executive Officer, State Life
                                    Insurance Co.

---------------------------------------------
*One American Square, Indianapolis, Indiana 46282

                                       2

Item 25. Directors and Officers of AUL (Continued)

Name and Address                    Positions and Offices with AUL
----------------                    ------------------------------

Yvonne H. Shaheen                   Director
11808 Rolling Springs Dr.
Carmel, IN 46032

William L. Tindall*                 Senior Vice President

Frank D. Walker                     Director
3613 Bay Rd. N. Dr.
Indianapolis, IN 46240



----------------------------------------------
*One American Square, Indianapolis, Indiana 46282


Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


American United Life Insurance Company(R) (AUL) (Broker Dealer No. 801-8074) is a mutual insurance company organized under the laws of the State of Indiana. As a mutual company, AUL has no shareholders and therefore no one individual controls as much as 10% of AUL.

At a meeting of the AUL Board of Directors held on February 17, 2000, the Board approved the concept of changing the corporate structure of AUL. During the second quarter of 2000, the Board of Directors of AUL is expected to formally approve a plan of conversion ("Plan") under which AUL will convert from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company ("Mutual Holding Company"). This transaction is intended to result in a corporate structure that provides, among other things, better access to external sources of capital. Under the Plan, upon the conversion, the insurance company would issue voting stock to a newly-formed stock holding company ("Stock Holding Company"). It is anticipated that the Stock Holding Company could, subsequent to the conversion, offer shares of its stock publicly or privately; however, the Mutual Holding Company must always hold at least 51% of the voting stock of the Stock Holding Company. The Stock Holding Company would always own 100% of the voting stock of AUL. No plans have been formulated to issue any shares of capital stock or debt securities of the Stock Holding Company at this time.

Since AUL currently is a mutual life insurance company, owners ("policyholders") of AUL's annuity contracts and life insurance policies ("policies") have certain membership interests in AUL consisting principally of the right to vote on the election of the Board of Directors and on other matters and certain rights upon liquidation or dissolution of AUL. Under the Plan, policyholders continue to be policyholders in the same insurance company, but would no longer have a membership interest in the insurance company; rather, policyholders would have membership interests in the Mutual Holding Company. These interests in the Mutual Holding Company would be substantially the same as the membership interests that policyholders have in AUL prior to the conversion, consisting principally of the right to vote on the election of the Board of Directors and on other matters and certain rights upon liquidation or dissolution of the Mutual Holding Company. After the conversion, persons who acquire policies from AUL would automatically be members in the Mutual Holding Company. The conversion will not, in any way, increase premium payments or reduce policy benefits, values, guarantees or other policy obligations to policyholders. The Plan is subject to the approval by AUL policyholders and the consent of the Insurance Commissioner of Indiana, among other approvals and conditions. If the necessary approvals are obtained and conditions met, the conversion could occur in 2000. Under the Plan, the insurance company name will not change.

In accordance with current law, it is anticipated that American United Life Insurance Company(R) ("AUL") will request voting instructions from owners or participants of any Contracts that are funded by separate accounts that are registered investment companies under the Investment Company Act of 1940 and will vote shares in any such separate account attributable to the Contracts in proportion to the voting instructions received. AUL may vote shares of any Portfolio, if any, that it owns beneficially in its own discretion.

AUL American Individual Unit Trust (File No. 811-8536), AUL American Individual Variable Annuity Unit Trust (File No. 811-9193), and AUL American Unit Trust (File No. 811-5929) are separate accounts of AUL, organized for the purpose of the sale of group and individual variable annuity contracts, respectively.

AUL American Individual Variable Life Unit Trust (File No. 811-8311) is a separate account of AUL, organized for the purpose of the sale of individual variable life insurance products.

American United Life Pooled Equity Fund B (File No. 811-1571) is a separate account of AUL organized for the purpose of the sale of group variable annuity contracts. Effective 5/1/2000, the sale of accumulation units has been terminated under applicable contract provisions.

AUL Equity Sales Corp. (Broker Dealer No. 801-56819) is a wholly owned subsidiary of AUL, organized under the laws of the State of Indiana in 1969 as a broker-dealer to market registered variable insurance products and mutual funds.

AUL American Series Fund, Inc. (the "Fund") (File No. 811-5850) was incorporated under the laws of Maryland on July 26, 1989 and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940. As a "series" type of mutual Fund, the Fund issues shares of common stock relating to separate investment portfolios. Substantially all of the Fund's shares were originally purchased by AUL in connection with the initial capitalization of the Fund. On December 31, 1999, AUL owned 5.61% of the outstanding shares of the Fund's Equity portfolio, 11.76% of the Fund's Tactical Asset Allocation Portfolio, 77.97% of the Fund's Conservative Investor Portfolio, 67.14% of the Fund's Moderate Investor Portfolio, and 68.78% of the Fund's Aggressive Investor Portfolio. Therefore, AUL would be able to control any issue submitted to the vote of shareholders of the LifeStyle Portfolios.

AUL may also be deemed to control State Life Insurance Company(R) ("State Life"), since a majority of AUL's Directors also serve as Directors of State Life. By virtue of an agreement between AUL and State Life, AUL provides investment and other support services for State Life on a contractual basis.

American United Life RE S.A. is an Argentinian corporation and was incorporated on October 8, 1999 for the primary purpose of pursuing reinsurance business in South and Central America. AUL may be deemed to wholly own and control 100% of the stock of the corporation.

AUL Reinsurance MAanagement Services, LLC ("RMS") is a limited liability company organized under the laws of Indiana on November 3, 1999. RMS is a reinsurance intermediary for certain catastrophic or pooled risks and AUL's affiliation with RMS allows it the opportunity to participate in this type of reinsurance business. RMS wholly owns these subsidiaries: AUL Reinsurance Management Services, Canada, Ltd.; AUL Reinsurance Management Services (Bermuda) Ltd.; and Duncanson & Holt Administrative Services, Inc. (name to be changed to AUL Long Term Care Solutions, Inc.).

Pioneer Mutual Life Insurance Company is a North Dakota domestic mutual insurance company whose principal business is the sale of life insurance and annuity contracts. Although not an affiliate at the present time, on November 10, 1998, Pioneer Mutual became a party to an agreement, whereby it will eventually become a part of the mutual holding company structure noted above. On March 31, 1999, AUL purchased a Surplus Note issued by Pioneer Mutual Life Insurance Company in the amount of $10,000,000.

Item 27. Number of Contractholders


As of December 31, 1999, AUL has issued 1,214 Individual variable annuity contracts associated with the Registrant, 70 of which are No Withdrawal Charge contracts and 1,144 of which are contracts containing a withdrawal charge.


Item 28. Indemnification

Article IX, Section 1 of the by-laws of AUL provides as follows:

The corporation shall indemnify any director or officer or former director or officer of the corporation against expenses actually and reasonably incurred by him (and for which he is not covered by insurance) in connection with the de-fense of any action, suit or proceeding (unless such action, suit or proceeding is settled) in which he is made a party by reason of being or having been such director or officer, except in relation to matters as to which he shall be ad-judged in such action, suit or proceeding, to be liable for negligence or mis-conduct in the performance of his duties. The corporation may also reimburse any director or officer or former director or officer of the corporation for the reasonable costs of settlement of any such action, suit or proceeding, if it shall be found by a majority of the directors not involved in the matter in controversy (whether or not a quorum) that it was to the interest of the corpor-ation that such settlement be made and that such director or officer was not guilty of negligence or misconduct. Such rights of indemnification and reim-bursement shall not be exclusive of any other rights to which such director or officer may be entitled under any By-law, agreement, vote of members or other-wise.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a) AUL acts as Investment Adviser to American United Life Pooled Equity Fund B (File No. 2-27832) and to AUL American Series Fund, Inc. (File No. 33-30156)
(b) For information regarding AUL's Officers and Directors, see Item 25 above.
(c) Not applicable


Item 30. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the investment Company Act of 1940 and the rules under that section will be maintained at One American Square, Indianapolis, IN 46282.


Item 31. Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 32. Undertakings

The registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.


Additional Representations:

(a) The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. IP-6-88 (November 28, 1988) with respect to annuity contract offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1) - (4) of this letter have been complied with.

(b) The Registrant represents that the aggregate fees and charges deducted under the variable annuity contracts are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement (Form N-4) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis and the State of Indiana on this 26th day of April, 2000.


                               AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST
                                            (Registrant)

                               By:  American United Life Insurance Company

                               By:  Jerry D. Semler*
                                    Name:  Jerry D. Semler
                                    Title: Chairman of the Board, President,
                                           and Chief Executive Officer


                               AMERICAN UNITED LIFE INSURANCE COMPANY(R)
                                            (Depositor)

                               By:  Jerry D. Semler*
                                    Name:  Jerry D. Semler
                                    Title: Chairman of the Board, President,
                                           and Chief Executive Officer


* By:  /s/ Richard A. Wacker
       ______________________
       Richard A. Wacker as attorney-in-fact

     As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                                            Title             Date
---------                                                            -----             ----


_______________________________________________                      Director          April 26, 2000
Steven C. Beering M.D.*



_______________________________________________                      Director          April 26, 2000
Arthur L. Bryant*



_______________________________________________                      Director          April 26, 2000
James E. Cornelius*



_______________________________________________                      Director          April 26, 2000
Christel DeHaan*



_______________________________________________                      Director          April 26, 2000
James E. Dora*



_______________________________________________                      Director          April 26, 2000
Otto N. Frenzel III*



_______________________________________________                      Director          April 26, 2000
David W. Goodrich*



_______________________________________________                      Director          April 26, 2000
William P. Johnson*



_______________________________________________                      Principal          April 26, 2000
Constance E. Lund*                                                   Financial and
                                                                     Accounting Officer





                             SIGNATURES (Continued)

Signature                                                            Title              Date
---------                                                            -----              ----



_______________________________________________                      Director           April 26, 2000
James T. Morris*



_______________________________________________                      Director           April 26, 2000
R. Stephen Radcliffe*



_______________________________________________                      Director           April 26, 2000
Thomas E. Reilly Jr*



_______________________________________________                      Director           April 26, 2000
William R. Riggs*



_______________________________________________                      Director           April 26, 2000
John C. Scully*



_______________________________________________                      Director           April 26, 2000
Yvonne H. Shaheen*



_______________________________________________                      Director           April 26, 2000
Frank D. Walker*





        /s/ Richard A. Wacker
      _____________________________________
*By:  Richard A. Wacker as Attorney-in-fact

Date:  April 26, 2000



                                  EXHIBIT LIST


 Exhibit               Exhibit
 Number in Form       Numbering
 N-4, Item 24(b)        Value                  Name of Exhibit
----------------      ---------                ---------------


   5                  EX-99.B5                 Form of Individual Variable Annuity
                                                Enrollment Form

  10.1                EX-99.B10.1              Consent of Independent Accountants

  10.3                EX-99.B10.3              Powers of Attorney

  14                  EX-27                    Financial Data Schedules


